                                                                   EXHIBIT 10.15

                                      LEASE


                                     BETWEEN

                     SILVERSTREAM SOFTWARE, INC., AS TENANT

                                       AND

                   BCIA NEW ENGLAND HOLDINGS LLC, AS LANDLORD



                   2 FEDERAL STREET, BILLERICA, MASSACHUSETTS

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

ARTICLE 1 BASIC DATA; DEFINITIONS..............................................1

   1.1   Basic Data............................................................1
   1.2   Definitions...........................................................3
   1.3   Enumeration of Exhibits...............................................6

ARTICLE 2 PREMISES AND APPURTENANT RIGHTS......................................6

   2.1   Lease of Premises.....................................................6
   2.2   Appurtenant Rights....................................................6

ARTICLE 3 BASIC RENT...........................................................7

   3.1   Payment...............................................................7

ARTICLE 4 COMMENCEMENT AND CONDITION...........................................7

   4.1   Commencement Date.....................................................7
   4.2   Preparation of the Premises...........................................7
   4.3   Early Entry.......................................................... 9

ARTICLE 5 USE OF PREMISES..................................................... 9

   5.1   Permitted Use........................................................ 9
   5.2   Installations and Alterations by Tenant..............................10
   5.3   Extra Hazardous Use..................................................12
   5.4   Hazardous Materials..................................................12

ARTICLE 6 ASSIGNMENT AND SUBLETTING...........................................13

   6.1   Prohibition..........................................................13
   6.2   Acceptance of Rent...................................................14
   6.3   Excess Payments......................................................14
   6.4   Further Requirements.................................................15

ARTICLE 7 RESPONSIBILITY FOR REPAIRS AND CONDITION............................15

   7.1   Landlord Repairs.....................................................15
   7.2   Tenant Repairs.......................................................16
   7.3   Floor Load - Heavy Machinery.........................................17

   7.4   Electricity Service..................................................18
   7.5   Interruption of Service..............................................18

ARTICLE 8 REAL ESTATE TAXES...................................................19

   8.1   Payments on Account of Real Estate Taxes.............................19
   8.2   Abatement............................................................20

ARTICLE 9 OPERATING AND UTILITY EXPENSES......................................21

   9.1   Definitions..........................................................21
   9.2   Tenant's Payment of Operating Expenses...............................21
   9.3   Tenant's Audit Right.................................................22

ARTICLE 10 INDEMNITY AND PUBLIC LIABILITY INSURANCE...........................22

   10.1     Tenant's Indemnity................................................22
   10.2     Tenant Insurance..................................................23
   10.3     Tenant's Risk.....................................................23
   10.4     Landlord's Indemnity..............................................24
   10.5     Waiver of Subrogation.............................................24

ARTICLE 11 FIRE, EMINENT DOMAIN, ETC..........................................24

   11.1     Landlord's Right of Termination...................................24
   11.2     Restoration; Tenant's Right of Termination........................24
   11.3     Landlord's Insurance..............................................25
   11.4     Abatement of Rent.................................................25
   11.5     Condemnation Award................................................26

ARTICLE 12 HOLDING OVER; SURRENDER............................................26

   12.1     Holding Over......................................................26
   12.2     Surrender of Premises.............................................26

ARTICLE 13 RIGHTS OF MORTGAGEES; TRANSFER OF TITLE............................27

   13.1     Rights of Mortgagees..............................................27
   13.2     Assignment of Rents and Transfer of Title.........................27
   13.3     Notice to Mortgagee...............................................28

ARTICLE 14 DEFAULT; REMEDIES..................................................28

   14.1     Tenant's Default..................................................28
   14.2     Landlord's Remedies...............................................32

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   14.3     Additional Rent...................................................33
   14.4     Landlord's Remedying Tenant Defaults..............................33
   14.5     Remedies Cumulative...............................................33
   14.6     Attorneys' Fees...................................................34
   14.7     Waiver............................................................34
   14.8     Security Deposit..................................................34
   14.9     Landlord's Default................................................35
   14.10    Tenant Remedying Landlord's Default...............................36
   14.11    Independent Covenant..............................................36

ARTICLE 15 MISCELLANEOUS PROVISIONS...........................................36

   15.1     Rights of Access..................................................36
   15.2     Covenant of Quiet Enjoyment.......................................36
   15.3     Landlord's Liability..............................................36
   15.4     Estoppel Certificate..............................................37
   15.5     Brokerage.........................................................37
   15.6     Rules and Regulations.............................................37
   15.7     Invalidity of Particular Provisions...............................38
   15.8     Provisions Binding, Etc. .........................................38
   15.9     Recording.........................................................38
   15.10    Notice............................................................38
   15.11    When Lease Becomes Binding; Entire Agreement; Modification........39
   15.12    Paragraph Headings and Interpretation of Sections.................39
   15.13    Dispute Resolution................................................39
   15.14    Waiver of Jury Trial..............................................40
   15.15    Time Is of the Essence............................................40
   15.16    Multiple Counterparts.............................................40
   15.17    Governing Law.....................................................40
   15.18    Roof Rights.......................................................40
   15.19    Ownership; Prior Tenant...........................................40
   15.20    Authority.........................................................40
   15.21    Warranties........................................................41

EXHIBITS

    Exhibit A    Legal Description of Land
    Exhibit B    Site Plan of Building
    Exhibit C    Schedule of Landlord's Furnishings and Equipment
    Exhibit D    Operating Expenses
    Exhibit E    Rules and Regulations
    Exhibit F    Appraisers' Determination of Fair Market Rent
    Exhibit G    Form of Subordination, Non-Disturbance and Attornment Agreement
    Exhibit H    Form of Letter of Credit
    Exhibit I    Form of Notice of Lease

                                    L E A S E


         THIS LEASE is dated as of November 9, 1999 between the Landlord and the Tenant named below, and is of space in the Building described below.


                                   ARTICLE 1
                             BASIC DATA; DEFINITIONS
                             -----------------------

         1.1 BASIC DATA. Each reference in this Lease to any of the following terms shall be construed to incorporate the data for that term set forth in this
Section:

         LANDLORD: BCIA New England Holdings LLC, a Delaware limited liability company.

         LANDLORD'S ADDRESS: c/o Boston Capital Institutional Advisors LLC, One Boston Place, Boston, Massachusetts 02108.

         TENANT: Silverstream Software, Inc., a Delaware corporation.

         TENANT'S ADDRESS: 2 Federal Street, Billerica, Massachusetts.

         PROPERTY: The land located in Billerica, Massachusetts, together with the Building and other improvements thereon, all as more particularly described in EXHIBIT A attached hereto.

         BUILDING: The two-story building commonly known and numbered as 2 Federal Street, agreed to be 100,000 rentable square feet, as shown on the site plan attached hereto as EXHIBIT B together with all of Landlord's Furnishings and Equipment.

         PREMISES: The entire Property, including the Land and the Building, as shown on the site plan attached hereto as EXHIBIT B.

         BASIC RENT: The Basic Rent for the Term is as follows:

---------------------------------------- ------------------- -------------------

             RENTAL PERIOD                ANNUAL BASIC RENT    MONTHLY PAYMENT
---------------------------------------- ------------------- -------------------

From the Commencement Date to February
28, 2001.                                   $  800,000.00        $ 66,666.67
---------------------------------------- ------------------- -------------------

From March 1, 2001 to February 28, 2002.    $1,200,000.00        $100,000.00

---------------------------------------- ------------------- -------------------

---------------------------------------- ------------------- -------------------

From March 1, 2002 to February 28, 2006.    $1,375,000.00        $114,583.33

---------------------------------------- ------------------- -------------------

         If Tenant exercises the Extension Option as provided herein, then the Basic Rent for the Extension Term shall be the greater of (i) $1,375,000.00 per annum, and (ii) the Fair Market Rent. As used herein, the term "FAIR MARKET RENT" means the Basic Rent as determined: (i) by agreement between Landlord and Tenant, negotiating in good faith, no later than thirty (30) days after Tenant's exercise of the Extension Option but if Tenant exercises the Extension Option prior to March 1, 2005, then Landlord and Tenant shall reach agreement, negotiating in good faith, no later than March 31, 2005 (and Landlord shall not be required to so negotiate prior to March 1, 2005), or (ii) if Landlord and Tenant shall not have agreed upon the Fair Market Rent by said date as aforesaid (an "IMPASSE"), then Fair Market Rent for the Extension Term shall be fixed by means of an Appraisers' Determination as more particularly described in EXHIBIT F hereto.

         SECURITY DEPOSIT: $300,000 for the first three (3) years of the Term, thereafter being reduced to $150,000 for the remainder of the Term. The Security Deposit shall be in the form of a Letter of Credit satisfying the requirements, and to be held and disposed of as provided in, SECTION 14.8. Notwithstanding any contrary provision herein, the above-referenced reduction in the amount of the Security Deposit at the end of the third year of the Term shall not be effected if (i) Landlord has previously drawn upon the Letter of Credit pursuant hereto, or (ii) a Default of Tenant has occurred, and in each such event the Security Deposit shall remain $300,000 for the duration of the Term.

         COMMENCEMENT DATE: March 1, 2000, subject to the provisions of SECTION
4.1 herein regarding early entry.

         TERM: Six (6) years, commencing on the Commencement Date and expiring at the close of the day on February 28, 2006. The Term shall include the Extension Term provided that Tenant exercises the Extension Option strictly in accordance with this Lease.

         EXTENSION OPTION: Provided that Tenant is not then in default hereunder, Tenant shall have the option to extend the Term for the Extension Term, with such Extension Option to be exercised by Tenant delivering to Landlord written notice thereof (the "TENANT EXTENSION NOTICE") not later than March 1, 2005.

         EXTENSION TERM: Subject to Tenant exercising the Extension Option, in accordance with the provisions of this Lease, the Extension Term shall be for a period of five (5) years, commencing on March 1, 2006 and expiring on February 28, 2011. The Extension Term shall be upon all the same terms, covenants and conditions as the Term, except (i) as to Basic Rent, which shall be determined as set forth above, and (ii) that there shall be no further extension rights unless agreed to in writing by Landlord.

         INITIAL GENERAL LIABILITY INSURANCE: $5,000,000 per occurrence/$10,000,000 aggregate (combined single limit) for property damage, bodily injury or death.

         PERMITTED USES: General offices and research and development, warehousing and distribution, light manufacturing.

         LANDLORD'S CONTRIBUTION: $600,000, subject to SECTION 4.2 below.

         1.2 DEFINITIONS. When used in Lease, the capitalized terms set forth below shall bear the meanings set forth below.

         ADEQUATE ASSURANCE: As defined in SECTION 14.1.

         ADEQUATE ASSURANCE OF FUTURE PERFORMANCE: As defined in SECTION 14.1.

         ADDITIONAL RENT: All charges and sums payable by Tenant as set forth in this Lease, other than and in addition to Basic Rent.

         AGENT: BCIA Property Management LLC or such other person or entity from time to time designated by Landlord.

         ALTERATIONS: As defined in SECTION 5.2.

         BANKRUPTCY CODE: As defined in SECTION 14.1.

         BASIC RENT: As defined in SECTION 1.1.

         BROKER: Meredith & Grew, Inc. and Spaulding & Slye, as co-brokers.

         APPRAISERS' DETERMINATION: As defined in EXHIBIT F attached hereto.

         BUILDING: As defined in SECTION 1.1.

         BUSINESS DAY: All days except Saturdays, Sundays, and other days when national banks in the state in which the property is located are not open for business.

         COMMENCEMENT DATE: As defined in SECTION 4.1.

         COST OF TENANT'S WORK: As defined in SECTION 4.2.

         DEFAULT OF TENANT: As defined in SECTION 14.1.

         ENVIRONMENTAL CONDITION: Any disposal, release or threat of release of Hazardous Materials on, from or about the Building or the Property or storage of Hazardous Materials on, from or about the Building or the Property.

         ENVIRONMENTAL LAWS: Any federal, state and/or local statute, ordinance, bylaw, code, rule and/or regulation now or hereafter enacted, pertaining to any aspect of the environment or human health, including, without limitation, Chapter 21C, Chapter 21D and Chapter 21E of the General Laws of Massachusetts and the regulations promulgated by the Massachusetts Department of Environmental Protection, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss. 6901 et seq., the Toxic Substances Control Act, 15 U.S.C. ss.2061 et seq., the Federal Clean Water Act, 33 U.S.C. ss.1251, and the Federal Clean Air Act, 42 U.S.C. ss.7401 et SEQ.

         EVENT OF BANKRUPTCY: As defined in SECTION 14.1.

         EXTENSION OPTION: As defined in SECTION 1.1.

         EXTENSION TERM: As defined in SECTION 1.1.

         FAIR MARKET RENT: As defined in SECTION 1.1.

         FIELDS BUSINESS PARK means the business park in which the Premises are located.

         FORCE MAJEURE: Collectively and individually, strikes or other labor trouble, fire or other casualty, acts of God, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond the reasonable control of the party required to perform an obligation, excluding financial constraints of such party.

         HOLDER: As defined in SECTION 13.1.

         HAZARDOUS MATERIALS: Shall mean each and every element, compound, chemical mixture, contaminant, pollutant, material, waste or other substance which is defined, determined or identified as hazardous or toxic under any Environmental Law, including, without limitation, any "oil," "hazardous material," "hazardous waste," "hazardous substance" or "chemical substance or mixture", as the foregoing terms (in quotations) are defined in any Environmental Laws.

         INITIAL GENERAL LIABILITY INSURANCE: As defined in SECTION 1.1.

         LAND: The land that constitutes a portion of the Property.

         LANDLORD: As defined in SECTION 1.1.

         LANDLORD AGENTS: Landlord's partners, members, shareholders, officers, directors, managers, employees, agents, invitees or contractors.

         LANDLORD'S ADDRESS: As defined in SECTION 1.1.

         LANDLORD'S CONSTRUCTION REPRESENTATIVE: As defined in SECTION 1.1.

         LANDLORD'S CONTRIBUTION: As defined in SECTION 1.1.

         LANDLORD'S FURNISHINGS AND EQUIPMENT: As defined in EXHIBIT G attached hereto.

         LETTER OF CREDIT: As defined in SECTION 14.8.

         MORTGAGE: As defined in SECTION 13.1.

         NEW LAWS: As defined in SECTION 7.2(A).

         NEW LAW WORK: As defined in SECTION 7.2(A).

         OPERATING EXPENSES: As defined in SECTION 9.1.

         OPERATING YEAR: As defined in SECTION 9.1.

         PERMITTED USES: As defined in SECTION 1.1.

         PREMISES: As defined in SECTION 1.1.

         PROPERTY: As defined in SECTION 1.1.

         RENT: Basic Rent and Additional Rent, collectively.

         RULES AND REGULATIONS: As defined in SECTION 2.2.

         SECURITY DEPOSIT: As defined in SECTION 1.1.

         SNDA: As defined in SECTION 13.1.

         SUCCESSOR: As defined in SECTION 13.1.

         STRUCTURE: As defined in SECTION 7.1.

         TAXES: As defined in SECTION 8.1.

         TAX YEAR: As defined in SECTION 8.1.

         TENANT: As defined in SECTION 1.1.

         TENANT EXTENSION NOTICE: As defined in SECTION 1.1.

         TENANT'S ADDRESS: As defined in SECTION 1.1.

         TENANT'S AGENTS: means Tenant's partners, members, shareholders, officers, directors, managers, employees, agents, invitees or contractors.

         TENANT'S CONSTRUCTION REPRESENTATIVE: As defined in SECTION 1.1.

         TENANT'S PLANS: As defined in SECTION 4.2.

         TENANT'S REMOVABLE PROPERTY: As defined in SECTION 5.2.

         TENANT'S ROOFTOP EQUIPMENT: As defined in SECTION 15.18(a).

         TENANT'S WORK: As defined in SECTION 4.2.

         TERM: As defined in SECTION 1.1.

         1.3 ENUMERATION OF EXHIBITS. The following Exhibits are attached hereto, are made a part of this Lease, are incorporated herein by reference, and are to be treated as a part of this Lease for all purposes. Undertakings contained in such Exhibits are agreements on the part of Landlord and Tenant, as the case may be, to perform the obligations stated therein.

     Exhibit A - Legal Description of Land
     Exhibit B - Site Plan of Building
     Exhibit C - Schedule of Landlord's Furnishings and Equipment
     Exhibit D - Operating Expenses
     Exhibit E - Rules and Regulations
     Exhibit F - Appraisers' Determination of Fair Market Rent
     Exhibit G - Form of Subordination, Non-Disturbance and Attornment Agreement Exhibit H - Form of Letter of Credit
     Exhibit I - Form of Notice of Lease

                                   ARTICLE 2
                         PREMISES AND APPURTENANT RIGHTS
                         -------------------------------

         2.1 LEASE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises for the Term and upon the terms and conditions hereinafter set forth.

         2.2 APPURTENANT RIGHTS. Tenant shall have, as appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use in common with others entitled thereto, the easements, rights of way or other rights, if any, which are appurtenant to the Property pursuant to any recorded documents evidencing such easements or rights; but such rights shall always be subject to such conditions, rules and regulations from time to time established by Landlord pursuant to SECTION 15.6 (the "RULES AND REGULATIONS") and to the right of Landlord to designate and change from time to time such appurtenant rights pursuant to the terms of the recorded documents evidencing such rights and to grant such easements and other encumbrances so long as the same do not materially and adversely interfere with the use of the Premises by Tenant.

                                   ARTICLE 3
                                   BASIC RENT
                                   ----------

         3.1 PAYMENT.

                  (a) Tenant agrees to pay the Basic Rent and Additional Rent to Landlord, or as directed by Landlord, commencing on the Commencement Date, without offset, abatement (except as provided in SECTION 7.5 and SECTION 11.4), deduction or demand. Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease, to Landlord at Landlord's Address or at such other place as Landlord shall from time to time designate by notice, in lawful money of the United States. In the event that any installment of Basic Rent or any regularly scheduled payment of Additional Rent is not paid within five (5) days of when due, Tenant shall pay, in addition to any charges under SECTION 14.4, at Landlord's request an administrative fee equal to 4% of the overdue payment. Landlord and Tenant agree that all amounts due from Tenant under or in respect of this Lease, whether labeled Basic Rent, Additional Rent or otherwise, shall be considered as rental reserved under this Lease for all purposes, including without limitation regulations promulgated pursuant to the Bankruptcy Code, and including further without limitation Section 502(b) thereof.

                  (b) Basic Rent for any partial month shall be pro-rated on a daily basis, and if the first day on which Tenant must pay Basic Rent shall be other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be equal to a proportionate part of the monthly installment of Basic Rent for the partial month from the first day on which Tenant must pay Basic Rent to the last day of the month in which such day occurs, plus the installment of Basic Rent for the succeeding calendar month.


                                   ARTICLE 4
                           COMMENCEMENT AND CONDITION
                           --------------------------

         4.1 COMMENCEMENT DATE. The Commencement Date shall be the first to occur of:

                  (a) March 1, 2000, or

                  (b) the day Tenant's personnel occupy all or any part of the Premises for the conduct of its business prior to the Commencement Date.

         4.2 PREPARATION OF THE PREMISES.

                  (a) Tenant shall prepare, at its sole cost and expense (against which the Landlord's Contribution may be applied), plans for the layout of the improvements which Tenant desires to have performed in the Premises (the "TENANT'S PLANS"). Tenant's Plans shall be submitted to Landlord for its approval, and Landlord shall approve or disapprove of Tenant's Plans, in its reasonable discretion, within ten
         (10) Business Days of receiving them. No work shall be conducted by Tenant until Tenant's Plans have been fully approved by Landlord. Any disapproval shall be accompanied by a reasonably specific statement of reasons therefor. At Tenant's sole cost and expense (against which the Landlord's Contribution may be applied), Tenant shall cause Tenant's Plans to be revised in a manner sufficient to remedy the Landlord's objections and/or respond to the Landlord's concerns and for such revised plans to be redelivered to Landlord, and Landlord shall either approve or disapprove Tenant's revised plans within five (5) Business Days following the date of submission. Tenant's Plans shall be stamped by a Massachusetts-registered architect and engineer, such architect and engineer being subject to Landlord's reasonable approval, and shall comply with all applicable laws, ordinances and regulations (including, without limitation, the applicable requirements of the Americans with Disabilities Act of 1990, and the regulations promulgated thereunder) and the requirements of the Rules and Regulations and shall be in a form satisfactory to appropriate governmental authorities responsible for issuing permits, approvals and licenses required for construction. Landlord hereby approves the following as Tenant's architect: Maugel Architects; and the following as Tenant's contractor: Spaulding & Slye.

                  (b) Promptly after approval of Tenant's Plans, Tenant shall exercise all reasonable efforts to complete the work specified therein necessary to prepare the Premises for Tenant's occupancy ("TENANT'S WORK"). All Tenant's Work shall be completed in accordance with the requirements set forth in the Rules and Regulations. Landlord shall reimburse Tenant for the costs incurred by the Tenant with respect to the design and performance of Tenant's Work (the "COST OF TENANT'S WORK") up to the amount of Landlord's Contribution, subject to the provisions hereof. To the extent that the Cost of Tenant's Work exceeds the Landlord's Contribution, Tenant shall be entirely responsible for such excess. Landlord's Contribution shall be payable by Landlord to Tenant (or, at Tenant's election, directly to Tenant's contractor) upon written requisition to Landlord in installments according to reasonable construction disbursement procedures, as Tenant's Work progresses. In any case, prior to payment of any such installment Tenant shall deliver to Landlord a written request, which request shall be given no more frequently than once every thirty (30) days, for such disbursement, which shall be accompanied by: (i) invoices for Tenant's Work covered by any previous requisition; (ii) copies of partial lien waivers or final lien waivers (in the case of a final installment); and (iii) a certificate signed by the Tenant's architect and an officer of the Tenant certifying that Tenant's Work represented by the aforementioned invoices has been completed substantially in accordance with Tenant's Plans and that the remaining portion of Landlord's Contribution is sufficient to pay in full for the completion of

         Tenant's Work. If at any time the amount of Landlord's Contribution is insufficient to pay for the remaining amount of Tenant's Work, then Tenant shall pay from its own funds all further sums necessary to enable Tenant and Tenant's architect to again make the certification required under (iii) above.

                  (c) Except for Tenant's Work, the Premises are being leased in their AS IS condition. The Premises are being leased WITHOUT REPRESENTATION OR WARRANTY by Landlord. Tenant acknowledges that it has inspected the Premises and common areas of the Building and, except for Tenant's Work, has found them satisfactory, except that because of current weather, it has not been determined whether the air conditioning units are in good working condition. Landlord and Tenant agree that they will review the operation of the air conditioning units during the months of June, July and August of 2000 and by August 31, 2000 determine if such units are in good working condition. If such units are determined to not be in good working condition, then, at Landlord's sole cost and expense, Landlord agrees to cause such units to be placed in good working condition. If such units are determined to be in good working condition, then such units shall be deemed to be accepted by Tenant.

         4.3 EARLY ENTRY. Landlord agrees to allow Tenant to have access to the Premises after the execution hereof for design, space planning, inspection and the like (collectively, "NON-CONSTRUCTION WORK") and for installation of its telecommunications equipment and to install its fixtures, all subject to obtaining Landlord's approval of Tenant's plans pursuant to SECTION 4.2 herein. Prior to any entry onto the Premises, Tenant shall deliver to Landlord certificates of insurance evidencing the coverages required herein. With respect to the period commencing upon any such early entry, all non-payment provisions of this Lease shall apply. In addition, upon the commencement of any such installation or construction, Tenant shall pay for all utilities, trash removal, and, only if requested by Tenant during this period prior to the Commencement Date, security patrols. Tenant's obligation to pay all other Operating Expenses and all other payment obligations under this Lease shall commence on the Commencement Date.

                                    ARTICLE 5
                                 USE OF PREMISES
                                 ---------------

         5.1 PERMITTED USE.

                  (a) Tenant agrees that the Premises shall be used and occupied by Tenant only for Permitted Uses and for no other use without Landlord's express written consent.

                  (b) Tenant agrees to conform to the following provisions during the Term of this Lease:

                           (i) Tenant shall cause all freight to be delivered to
                  or removed from the Building and the Premises in accordance with the Rules and Regulations established by Landlord therefor;

                           (ii) Tenant will not place on the exterior of the
                  Building (including both interior and exterior surfaces of doors and interior surfaces of windows), any sign, symbol, advertisement or the like visible to public view outside of the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. Landlord will not withhold consent for any signs or lettering provided that such signs or lettering comply with law and conform to any sign standards of Fields Business Park, and provided that Tenant has submitted to Landlord a plan or sketch in reasonable detail (showing, without limitation, size, color, location, materials and method of affixation) of the sign or lettering;

                           (iii) Tenant shall not perform any act or carry on
                  any practice which may injure the Premises, or cause any offensive odors or loud noise or constitute a nuisance or a menace; and

                           (iv) Tenant shall, in its use of the Premises, comply
                  with the requirements of all applicable governmental laws, rules and regulations, including, without limitation, the Americans With Disabilities Act of 1990 and the regulations of the Massachusetts Architectural Access Board.

         5.2 INSTALLATIONS AND ALTERATIONS BY TENANT.

                  (a) Tenant shall make no alterations, additions (including, for the purposes hereof, wall-to-wall carpeting), or improvements (collectively, "ALTERATIONS") in or to the Premises (including any Alterations necessary for Tenant's initial occupancy of the Premises) without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed with respect to non-structural Alterations that do not materially adversely affect or involve the Building's life safety, HVAC, electrical, plumbing or mechanical systems or any other Building systems. Any Alterations shall be in accordance with the Rules and Regulations in effect with respect thereto and with plans and specifications meeting the requirements set forth in the Rules and Regulations and approved in advance by Landlord. All Alterations shall be (i) be performed in a good and workmanlike manner and in compliance with all applicable laws, ordinances and regulations; (ii) be made at Tenant's sole cost and expense; (iii) at the election of Landlord, become part of the Premises and the property of Landlord except for all articles of personal property, business fixtures, machinery, equipment and furniture owned or installed by Tenant solely at its expense in the Premises, including without limitation, Tenant's Rooftop Equipment as defined in SECTION 15.18(A) (collectively, "TENANT'S REMOVABLE PROPERTY"); and (iv) be coordinated with any work being performed by

         Landlord in such a manner as not to damage the Building or interfere with the construction or operation of the Building. At Landlord's request, Tenant shall, before its work is started, secure assurances satisfactory to Landlord in its reasonable discretion protecting Landlord against claims arising out of the furnishing of labor and materials for the Alterations. Notwithstanding the foregoing, Tenant shall have the right to make Alterations without Landlord's approval so long as the same (1) do not affect the Structure as defined in SECTION
         7.1 herein or the roof, window frames, outside walls, or building systems of the Building and (2) do not have an aggregate cost of more than $50,000 in any one year.

                  If any Alterations shall involve the removal of fixtures, equipment or other property in the Premises which are not Tenant's Removable Property, such fixtures, equipment or property shall be promptly replaced by Tenant at its expense with new fixtures, equipment or property of like utility and of at least equal quality.

                  (b) Notice is hereby given, and Landlord and Tenant hereby agree, that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises, the Building or the Property. To the maximum extent permitted by law, before such time as any contractor commences to perform work on behalf of Tenant, Tenant shall obtain from such contractor (and any subcontractors) and shall furnish to Landlord, a written statement acknowledging the provisions set forth in the immediately preceding sentence. Tenant agrees to pay promptly when due the entire cost of any work done on behalf of Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to all or any part of the Property and immediately to discharge any such liens which may so attach. If, notwithstanding the foregoing, any lien is filed against all or any part of the Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant or its agents, employees or independent contractors, Tenant, at its sole cost and expense, shall cause such lien to be dissolved promptly after receipt of notice that such lien has been filed, by the payment thereof or by the filing of a bond sufficient to accomplish the foregoing. If Tenant shall fail to discharge any such lien upon notice thereof, Landlord may, at its option, discharge such lien and treat the cost thereof (including attorneys' fees incurred in connection therewith) as Additional Rent payable upon demand, it being expressly agreed that such discharge by Landlord shall not be deemed to waive or release the default of Tenant in not discharging such lien. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of the making of any alterations, additions or improvements by or on behalf of Tenant to the Premises under this Section, which obligation shall survive the expiration or termination of this Lease.

                  (c) In the course of any work being performed by Tenant (including, without limitation, the "field installation" of any Tenant's Removable Property), Tenant agrees to use labor compatible with that being employed by Landlord for work in the Building or on the Property or other buildings owned by Landlord or its affiliates (which term, for purposes hereof, shall include, without limitation, entities which control or are under common control with or are controlled by Landlord or, if Landlord is a partnership or limited liability company, by any partner or member of Landlord) and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building or on the Property pursuant to arrangements made by Landlord.

         5.3 EXTRA HAZARDOUS USE. Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of property or liability insurance on the Premises or the Property above the standard rate applicable to Premises being occupied for the Permitted Uses. If the premium or rates payable with respect to any policy or policies of insurance purchased by Landlord or Agent with respect to the Property increases as a result of any act or activity on or use of the Premises during the Term or payment by the insurer of any claim arising from any act or neglect of Tenant, its employees, agents, contractors or invitees, Tenant shall pay such increase, from time to time, within fifteen (15) days after demand therefor by Landlord, as Additional Rent.

         5.4 HAZARDOUS MATERIALS.

                  (a) Tenant may use chemicals such as adhesives, lubricants, ink, solvents and cleaning fluids of the kind and in amounts and in the manner customarily found and used in business offices in order to conduct its business at the Premises and to maintain and operate the business machines located in the Premises. Tenant shall not allow, use, store, handle, treat, transport, release or dispose of any other Hazardous Materials on or about the Premises or the Property without Landlord's prior written consent, which Landlord may withhold or condition in Landlord's sole discretion.

                  (b) Any handling, treatment, transportation, storage, disposal or use of Hazardous Materials by Tenant in or about the Premises or the Property and Tenant's use of the Premises shall comply with all applicable Environmental Laws.

                  (c) Tenant shall indemnify, defend upon demand with counsel reasonably acceptable to Landlord, and hold Landlord harmless from and against, any liabilities, losses claims, damages, interest, penalties, fines, attorneys' fees, experts' fees, court costs, remediation costs, and other expenses which result from the use, storage, handling, treatment, transportation, release, threat of release or disposal of Hazardous Materials in or about the Premises or the Property by Tenant or Tenant's agents, employees, contractors or invitees.

                  (d) Tenant shall give written notice to Landlord as soon as reasonably practicable of (i) any communication received by Tenant from any governmental authority concerning Hazardous Materials which relates to the Premises or the Property, and (ii) any Environmental Condition of which Tenant is aware.

                  (e) Landlord has provided to Tenant a copy of a certain Phase I Environmental Site Assessment with respect to the Property dated April 30, 1999 prepared by Eckland Consultants Inc., and Landlord represents to Tenant that said report is the only environmental site assessment in Landlord's possession with respect to the Property.

                                   ARTICLE 6
                            ASSIGNMENT AND SUBLETTING
                            -------------------------

         6.1 PROHIBITION.

                  (a) Except as expressly provided in this SECTION 6.1, Tenant covenants and agrees that neither this Lease nor the Term and estate hereby granted, nor any interest herein or therein, will be assigned (collaterally, conditionally or otherwise), mortgaged, pledged, encumbered or otherwise transferred, whether voluntarily, involuntarily, by operation of law or otherwise, and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied or permitted to be used or occupied, by anyone other than Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, or be offered or advertised for assignment or subletting by Tenant or any person acting on behalf of Tenant, without, in each case, the prior written consent of Landlord. Without limiting the foregoing, any agreement: (x) which purports to relieve Tenant from the obligation to pay, or pursuant to which a third party agrees to pay on Tenant's behalf, all or any portion of the Basic Rent or Additional Rent under this Lease; and/or (y) pursuant to which a third party undertakes or is granted by or on behalf of Tenant the right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Premises, shall for all purposes hereof be deemed to be an assignment of this Lease and subject to the provisions of this ARTICLE 6. The provisions of this PARAGRAPH (a) shall apply to a transfer (by one or more transfers) of a controlling portion of or interest in the stock or partnership or membership interests or other evidences of equity interests of Tenant as if such transfer were an assignment of this Lease; provided that if equity interests in Tenant at any time are or become traded on a public stock exchange, the transfer of equity interests in Tenant on a public stock exchange shall not be deemed an assignment within the meaning of this Article.

                  (b) The provisions of PARAGRAPH (a) shall not apply to either
         (x) transactions with an entity into or with which Tenant is merged or consolidated, or to which more than 50% of Tenant's stock or all or substantially all of Tenant's assets are transferred, (y) transactions with any entity which controls or is controlled by Tenant or is under common control with Tenant, or
         (z) assignments or subleases to reputable assignees/sublessees to which Landlord consents in writing, such consent not to be unreasonably withheld, conditioned or delayed.

         6.2 ACCEPTANCE OF RENT. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anyone other than Tenant, whether or not in violation of the terms and conditions of the Lease, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant, and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy, collection or modification of any provisions of this Lease shall be deemed a waiver of this covenant, or the acceptance of the assignee, sublessee or occupant as a tenant or a release of Tenant from the further performance of covenants on the part of Tenant to be performed hereunder. Any consent by Landlord to a particular assignment, subletting or occupancy or other act for which Landlord's consent is required under PARAGRAPH (a) of SECTION 6.1 shall not in any way diminish the prohibition stated in PARAGRAPH (a) of SECTION 6.1 as to any further such assignment, subletting or occupancy or other act or the continuing liability of the original named Tenant. No assignment or subletting hereunder shall relieve Tenant from its obligations hereunder, and Tenant shall remain fully and primarily liable therefor. Landlord may withhold consent to a particular assignment, subletting or occupancy if the assignment, sublease or occupancy agreement does not provide that the assignee, sublessee or other occupant agrees to be independently bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be kept and performed.

         6.3 EXCESS PAYMENTS. If Tenant assigns this Lease or sublets the Premises or any portion thereof, Tenant shall pay to Landlord as Additional Rent fifty percent (50%) of the amount, if any, by which any and all compensation received by Tenant as a result of such assignment or subletting, net of reasonable expenses actually incurred by Tenant in connection with such assignment or subletting, exceeds (a) in the case of an assignment, the Basic Rent and Additional Rent under this Lease, and (b) in the case of a subletting, the portion of the Basic Rent and Additional Rent allocable to the portion of the Premises subject to such subletting. Such payments shall be made on the date the corresponding payments under this Lease are due. Notwithstanding the foregoing, the provisions of this Section shall impose no obligation on Landlord to consent to an assignment of this Lease or a subletting of all or a portion of the Premises. As used in this Section, the term "reasonable expenses" means (a) improvement allowances or other economic concessions granted by Tenant to the assignee or sublessee; (b) the unamortized costs of initial and subsequent improvements to the subject portion of the Premises paid for by Tenant; (c) costs incurred by Tenant to buy-out or take over the previous lease of the assignee or sublessee; (d) all costs incurred by Tenant to advertise the subject portion of the Premises for assignment or sublease; and (e) arms length brokerage commissions and/or legal fees paid by Tenant in connection with the assignment or sublease;

         6.4 FURTHER REQUIREMENTS. Tenant shall reimburse Landlord on demand, as Additional Rent, for any out-of-pocket costs (including reasonable attorneys' fees and expenses) actually incurred by Landlord in connection with any actual or proposed assignment, sublease or occupancy agreement or other act described in PARAGRAPH (a) of SECTION 6.1, whether or not consummated, including the reasonable costs of making investigations as to the acceptability of the proposed assignee or sublessee. Notwithstanding Tenant entering into any assignment, sublease or occupancy agreement pursuant hereto, Tenant shall remain primarily liable for all of its obligations hereunder. Any assignment, sublease or occupancy agreement to which Landlord gives its consent shall not be valid or binding on Landlord and no assignee, sublessee or occupant shall take possession of all or any portion of the Premises, unless and until Tenant and the assignee, sublessee or occupant executes a consent agreement in form and substance satisfactory to Landlord in its reasonable discretion and a fully executed counterpart of such assignment, sublease or occupancy agreement. In the event that Landlord consents to any sublease under the provisions of this Article, any such sublease shall provide that: (i) the term of the sublease must end no later than one day before the last day of the Term of this Lease; (ii) no sublease shall be valid, and no sublessee shall take possession of all or any part of the Premises until a fully executed counterpart of such sublease has been delivered to Landlord; (iii) such sublease is subject and subordinate to this Lease; (iv) Landlord may enforce the provisions of the sublease, including collection of rents; (v) in the event of termination of this Lease or reentry or repossession of the Premises by Landlord, Landlord may, at its sole discretion and option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such sublessee shall, at Landlord's option, attorn to Landlord but nevertheless Landlord shall not (A) be liable for any previous act or omission of Tenant under such sublease; (B) be subject to any defense or offset previously accrued in favor of the sublessee against Tenant; or (C) be bound by any previous modification of such sublease made without Landlord's written consent or by any previous prepayment of more than one month's rent.

                                   ARTICLE 7
                    RESPONSIBILITY FOR REPAIRS AND CONDITION
                OF PREMISES; SERVICES TO BE FURNISHED BY LANDLORD
                -------------------------------------------------

         7.1 LANDLORD REPAIRS.

                  (a) Except as otherwise provided in this Lease, Landlord agrees to keep in good order, condition and repair the Structure of the Building (but specifically excluding all life safety, HVAC, plumbing, mechanical and electrical systems in the Building). As used herein the term "Structure" means the load bearing portions of the walls, columns, beams, concrete slab, footings, and structural beams of the roof, in each case necessary to preserve the load bearing capacity thereof. Landlord shall in no event be responsible to Tenant for the repair of glass (including exterior glass, the doors (or related glass and finish work) into or inside the Building), or any condition in the Premises or the Building caused by any act or neglect of Tenant, its invitees or contractors. Landlord shall in no event be responsible for any maintenance or repairs required by reason of any Alterations performed by or on behalf of Tenant. Landlord shall also keep and maintain those exterior portions of the Premises which are not specifically the obligation of Tenant as set forth in SECTION 7.2 herein, in a good and clean order, condition and repair, free of snow and ice, and shall keep and maintain all landscaped areas in the exterior portions of the Premises in a neat and orderly condition (collectively, the "EXTERIOR WORK"); provided, however, that Tenant may elect to perform the Exterior Work required in this sentence upon sixty
         (60) days notice to Landlord whereupon the management fee described in EXHIBIT D hereto shall be reduced as described in said EXHIBIT D. Landlord agrees that, prior to the Commencement Date, it shall, at its own expense, sealcoat and restripe the parking area at the Premises in its current configuration and clean and trim the landscaping on the Land. Landlord shall not be responsible to make any improvements or repairs to the Premises other than as expressly in this SECTION 7.1 provided, unless expressly provided.

                  (b) Landlord shall never be liable for any failure to make repairs which Landlord has undertaken to make under the provisions of this SECTION 7.1 or elsewhere in this Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice, or fails to proceed with reasonable diligence to complete such repairs.

                  (c) Tenant shall have certain self-help rights pursuant to
         SECTION 14.10 hereof.

         7.2 TENANT REPAIRS.

                  (a) Except as otherwise provided in this Lease, Tenant agrees to keep in good order, condition and repair (including replacement of) each and every part of the Premises, including without limitation, exterior walls (including exterior window units and glass), the roof (excluding the structural beams thereof) and all life safety, HVAC, plumbing, mechanical and electrical systems, excepting only reasonable wear and tear of the Premises; and Tenant shall surrender the Premises to Landlord, at the end of the Term, in such condition. Without limitation, except as set forth in SECTION 7.2(b) below, Tenant shall comply with all laws, codes and ordinances from time to time in effect and all directions, rules and regulations of governmental agencies having jurisdiction, and the standards recommended by the local Board of Fire Underwriters applicable to Tenant's use and occupancy of the Premises, and shall, at Tenant's expense, timely obtain all permits, licenses and the like required thereby.

                  Notwithstanding the foregoing or any other provision of this Lease to the contrary, however, Tenant shall not be responsible to conduct the work necessary for compliance (the "NEW LAW WORK") with any new laws, regulations, or standards which are not in effect on the date of this Lease (the "NEW LAWS"), which New Laws require (i) repairs or modifications to the Structure of the Building, or (ii) repairs or modifications to the utility or Building service equipment, or (iii) installation of new Building service equipment, such as fire detection or suppression equipment, unless such repairs, modifications, or installations shall
         (a) be due to Tenant's particular manner of use of the Premises (as opposed to office and research and development use generally), (b) be due to the negligence or willful misconduct of Tenant or Tenant's Agents, or (c) be due to Tenant's Work or Tenant's Alterations.. Subject to SECTION 10.5 regarding waiver of subrogation, Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to the Building caused by any act or neglect of Tenant or Tenant's Agents (including any damage by fire or other casualty arising therefrom).

                  (b) If repairs are required to be made by Tenant pursuant to the terms hereof, and Tenant fails to make the repairs, upon not less than twenty (20) days' prior written notice from Landlord stating Landlord's intention to use self-help (except that no notice shall be required in the event of an emergency), Landlord may make or cause such repairs to be made (but shall not be required to do so), and the provisions of SECTION 14.4 shall be applicable to the costs thereof. Landlord shall not be responsible to Tenant for any loss or damage whatsoever that may accrue to Tenant's stock or business by reason of Landlord's making such repairs, but Landlord shall use reasonable efforts to minimize interference with Tenant's use of the Premises.

                  (c) Notwithstanding any provision herein to the contrary, if replacements or repairs of a capital nature for which Tenant is responsible are necessary based upon the mutual agreement of Landlord and Tenant using their reasonable discretion during the last two (2) years of the Term as the same may be extended pursuant hereto, such replacements shall be made by Landlord, and Tenant's obligation with respect thereto shall be to reimburse Landlord based upon the annual charge-off set forth in Paragraph 6 of EXHIBIT D hereto.

         7.3 FLOOR LOAD - HEAVY MACHINERY.

                  (a) Tenant shall not place a load upon any floor in the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent, which consent may include a requirement to provide insurance, naming Landlord as an insured, in such amounts as Landlord may deem reasonable.

                  (b) If any such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do such work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant, and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving.

         7.4 ELECTRICITY SERVICE. The Premises shall be separately metered for electricity such that the applicable public utility company can provide electricity directly to the Premises, and Tenant shall be responsible for payment of all electricity charges directly to such utility (including electricity for all lighting, heating, ventilation and air conditioning in the Premises.) Landlord shall permit Landlord's existing wires, risers, conduits and other electrical equipment to be used to supply electricity to Tenant at the Premises, and Tenant agrees in its use of the Premises that its total connected lighting load will not exceed the maximum from time to time permitted under applicable governmental regulations. If, without in any way derogating from the foregoing limitation, Tenant shall require electricity in excess of the requirements set forth above, provided Tenant first obtains Landlord's consent (which Landlord may withhold in its sole discretion), Tenant may perform the work necessary to supply such additional service or equipment, at Tenant's sole cost and expense and subject to the requirements of SECTION 5.2 of this Lease.

         7.5 INTERRUPTION OF SERVICE. Landlord shall not be responsible in any manner for any suspension, interruption or curtailment of any services or utilities to the Premises (an "INTERRUPTION"), regardless of the cause thereof, and no such suspension, interruption or curtailment shall give rise to any claim for abatement of rent or other compensation to Tenant from Landlord, nor shall Tenant claim any direct, indirect or consequential damages or constructive eviction on account thereof, nor shall this Lease or any obligation of Tenant be affected thereby.

         Notwithstanding the foregoing, if Tenant shall give Landlord notice ("ABATEMENT NOTICE") of any Abatement Event, as defined below, and if such Abatement Event continues beyond the "Eligibility Period" (as that term is defined below), then the Basic Rent and Tenant's other monetary obligations to Landlord shall be abated entirely or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, Basic Rent and

Tenant's other monetary obligations to Landlord shall be abated entirely for such time as Tenant continues to be so prevented from using, and does not use, the Premises. An "ABATEMENT EVENT" shall be defined as an Interruption (other than those addressed in Article XI) that prevents Tenant from using the Premises or any material portion thereof. The term "ELIGIBILITY PERIOD" shall mean a period of ten (10) consecutive days after Landlord's receipt of any Abatement Notice(s). The provisions of this SECTION 7.5 shall constitute the sole right and remedy of Tenant with respect to an Abatement Event

                                    ARTICLE 8
                                REAL ESTATE TAXES
                                -----------------

         8.1 PAYMENTS ON ACCOUNT OF REAL ESTATE TAXES.

                  (a) "TAX YEAR" shall mean a twelve-month period commencing on July 1 and falling wholly or partially within the Term, and "TAXES" shall mean (i) all taxes, assessments (special or otherwise), levies, fees and all other government levies, exactions and charges of every kind and nature, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term, imposed or levied upon or assessed against the Property or any portion thereof, or against any Basic Rent, Additional Rent or other rent of any kind or nature payable to Landlord by anyone on account of the ownership, leasing or operation of the Property, or which arise on account of or in respect of the ownership, development, leasing, operation or use of the Property or any portion thereof; (ii) all gross receipts taxes or similar taxes imposed or levied upon, assessed against or measured by any Base Rent, Additional Rent or other rent of any kind or nature or other sum payable to Landlord by anyone on account of the ownership, development, leasing, operation, or use of the Property or any portion thereof; (iii) all value added, use and similar taxes at any time levied, assessed or payable on account of the ownership, development, leasing, operation, or use of the Property or any portion thereof; and (iv) reasonable expenses of any proceeding for abatement of any of the foregoing items included in Taxes, provided Landlord prevails in such abatement proceeding; but the amount of special taxes or special assessments included in Taxes shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon) of such special tax or special assessment required to be paid during the year in respect of which such Taxes are being determined. There shall be excluded from Taxes all income, estate, succession, inheritance and transfer taxes of Landlord; provided, however, that if at any time during the Term the present system of ad valorem taxation of real property shall be changed so that a capital levy, franchise, income, profits, sales, rental, use and occupancy, excise or other tax or charge shall in whole or in part be substituted for, or added to, such ad valorem tax and levied against, or be payable by, Landlord with respect to the Property or any portion thereof, such tax or charge shall be included in the term "TAXES" for the purposes of this Article. There shall also be excluded from Taxes any so-called "linkage" fees related to obligations of the original developer of the Building to provide off-site improvements such as roadway improvements and the like.

                  (b) Tenant shall pay to Landlord, as Additional Rent, an amount equal to the amount of Taxes attributable to each Tax Year, such amount to be apportioned for any portion of a Tax Year in which the Commencement Date falls or the Term expires.

                  (c) Estimated payments by Tenant on account of Taxes shall be made on the first day of each and every calendar month during the Term of this Lease, in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the time real estate tax payments are due with a sum equal to Tenant's required payment, as reasonably estimated by Landlord from time to time, on account of Taxes for the then current Tax Year. Promptly after receipt by Landlord of bills for such Taxes, Landlord shall advise Tenant of the amount thereof and the computation of Tenant's payment on account thereof. If estimated payments theretofore made by Tenant for the Tax Year covered by such bills exceed the required payment on account thereof for such Tax Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant on account of Taxes (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Tax Year are greater than estimated payments theretofore made on account thereof for such Tax Year, Tenant shall pay the difference to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration or earlier termination of the Term.

         8.2 ABATEMENT. If Landlord shall receive any tax refund or reimbursement of Taxes or sum in lieu thereof with respect to any Tax Year all or any portion of which falls within the Term, then out of any balance remaining thereof after deducting Landlord's actual expenses in obtaining such refund, Landlord shall pay to Tenant, provided there does not then exist a Default of Tenant, an amount equal to such refund or reimbursement or sum in lieu thereof (exclusive of any interest, and apportioned if such refund is for a Tax Year a portion of which falls outside the Term) Tenant shall have the right, upon written notice to Landlord, to seek an abatement of Taxes or sum in lieu thereof with respect to any Tax Year, all or a portion of which falls within the Term, and Landlord shall reasonably cooperate with such proceeding. If Tenant does not seek an abatement for a Tax Year(s) during the Term, Landlord may file for an abatement if, within fifteen (15) days after providing Tenant with written notice of Landlord's intent to so file, Tenant does not file for such abatement and provide Landlord with written notice thereof, and Tenant shall cooperate reasonably with Landlord in connection with any such proceeding. Notwithstanding the foregoing, in no event shall Tenant be entitled to receive more than the payments made by Tenant on account of Taxes for any such Tax Year or to receive any payments or abatement of Basic Rent.

                                    ARTICLE 9
                         OPERATING AND UTILITY EXPENSES
                         ------------------------------

         9.1 DEFINITIONS. "OPERATING YEAR" shall mean each calendar year all or any part of which falls within the Term, and "OPERATING EXPENSES" shall mean the aggregate reasonable costs and expenses incurred by Landlord with respect to the operation, administration, cleaning, repair, replacement, maintenance and management of the Property and all portions thereof, all as set forth in EXHIBIT D attached hereto.

         9.2 TENANT'S PAYMENT OF OPERATING EXPENSES.

                  (a) Tenant shall pay to Landlord, as Additional Rent, an amount equal to the Operating Expenses attributable to each Operating Year, such amount to be apportioned for any portion of an Operating Year in which the Commencement Date falls or the Term of this Lease ends.

                  (b) Estimated payments by Tenant on account of Operating Expenses shall be made on the first day of each and every calendar month during the Term of this Lease, in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payment, as reasonably estimated by Landlord from time to time during each Operating Year, on account of Operating Expenses for such Operating Year. After the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating Expenses for such Operating Year, and Landlord shall certify to the accuracy thereof. If estimated payments theretofore made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Expenses (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Operating Year are greater than the estimated payments (if any) theretofore made on account thereof for such Operating Year, Tenant shall make payment to Landlord within thirty (30) days after being so advised by Landlord, and the obligation to make such payment for any period within the Term shall survive expiration of the Term.

                  (c) Notwithstanding any provision of this SECTION 9.2 or any other provision of this Lease to the contrary, Tenant shall also pay certain Operating Expenses for the period beginning on Tenant's early entry as described in SECTION 4.3.

                  (d) Tenant shall pay, directly to the proper authorities charged with collection thereof, all charges for utilities used and consumed in the Premises, including without limitation, charges for gas, electricity and telephone service; provided, however, that

         Landlord shall pay water and sewer charges for the Premises directly to the service provider and include such charges in Operating Expenses.

         9.3 TENANT'S AUDIT RIGHT. Tenant shall have the right to examine, copy and audit Landlord's books and records establishing Operating Expenses for any Operating Year for a period of one (1) year following the date that Tenant receives the statement of Operating Expenses for such Operating Year from Landlord. Tenant shall give Landlord not less than thirty (30) days' prior notice of its intention to examine and audit such books and records, and such examination and audit shall take place at such place within the continental United States as Landlord routinely maintains such books and records, unless Landlord elects to have such examination and audit take place in another location designated by Landlord in the city and state in which the Property is located. All costs of the examination and audit shall be borne by Tenant; provided, however, that if such examination and audit establishes that the actual Operating Expenses for the Operating Year in question are less than the amount set forth as the annual Operating Expenses on the annual statement delivered to Tenant by at least five percent (5%), then Landlord shall pay the reasonable costs of such examination and audit. If, pursuant to the audit, the payments made for such Operating Year by Tenant exceed Tenant's required payment on account thereof for such Operating Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Operating Expenses (or promptly refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but, if the payments made by Tenant for such Operating Year are less than Tenant's required payment as established by the examination and audit, Tenant shall pay the deficiency to Landlord within thirty (30) days after conclusion of the examination and audit, and the obligation to make such payment for any period within the Term shall survive expiration of the Term. If Tenant does not elect to exercise its right to examine and audit Landlord's books and records for any Operating Year within the time period provided for by this paragraph, Tenant shall have no further right to challenge Landlord's statement of Operating Expenses.

                                   ARTICLE 10
                    INDEMNITY AND PUBLIC LIABILITY INSURANCE
                    ----------------------------------------

         10.1 TENANT'S INDEMNITY. Except to the extent arising from the negligence or willful misconduct of Landlord or its agents or employees, Tenant agrees to indemnify and save harmless Landlord and Landlord's Agents from and against all claims, losses, costs, damages, liabilities or expenses of whatever nature arising: (i) from any accident, injury or damage whatsoever to any person, or to the property of any person, occurring in or about the Premises; or
(ii) from the use or occupancy of the Premises or of any business conducted therein, and, in any case, occurring after the Commencement Date until the expiration of the Term of this Lease and thereafter so long as Tenant is in occupancy of any part of the Premises; or (iii) directly from any default or breach by Tenant or Tenant's Agents under the terms or covenants of this Lease. This indemnity and hold harmless agreement shall include indemnity against all losses, costs, damages, expenses and liabilities incurred in or in connection with any such claim or any proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees and costs at both the trial and appellate levels.

         10.2 TENANT INSURANCE. Tenant agrees to maintain in full force from the date upon which Tenant first enters the Premises for any reason, throughout the Term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of commercial general liability and property damage insurance (including broad form contractual liability, independent contractor's hazard and completed operations coverage) under which Tenant is named as an insured and Landlord, Agent (and such other persons as are in privity of estate with Landlord as may be set out in a notice from time to time) are named as additional insureds, and under which the insurer agrees to indemnify and hold Landlord, Agent and those in privity of estate with Landlord, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages set forth in SECTION 10.1. Tenant may satisfy such insurance requirements by including the Premises in a so-called "blanket" and/or "umbrella" insurance policy, provided that the amount of coverage allocated to the Premises shall fulfill the requirements set forth herein. Each policy required hereunder shall be non-cancelable and non-amendable with respect to Landlord, Agent and Landlord's said designees without thirty
(30) days' prior notice, shall be written on an "occurrence" basis, and shall be in at least the amounts of the Initial General Liability Insurance specified in
SECTION 1.1 or such greater amounts as Landlord in its reasonable discretion shall from time to time request, and a duplicate original or certificates thereof satisfactory to Landlord, together with a photocopy of the entire policy, shall be delivered to Landlord.

         10.3 TENANT'S RISK. Tenant agrees to use and occupy the Premises at Tenant's own risk. Landlord shall not be liable to Tenant or Tenant's Agents for any damage, injury, loss, compensation, or claim (including, but not limited to, claims for the interruption of or loss to Tenant's business) based on, arising out of or resulting from any cause whatsoever, including, but not limited to, repairs to any portion of the Premises or the Property, any fire, robbery, theft, mysterious disappearance and/or any other crime or casualty, the actions of any person or persons, or any leakage in any part or portion of the Premises or the Building, or from water, rain or snow that may leak into, or flow from any part of the Premises or the Building, or from drains, pipes or plumbing fixtures in the Building, unless due to the negligence or willful misconduct of Landlord or Landlord's agents, contractors or employees. Any goods, property or personal effects stored or placed in or about the Premises shall be at the sole risk of Tenant, and neither Landlord nor Landlord's insurers shall in any manner be held responsible therefor. Notwithstanding the foregoing, Landlord shall not be released from liability for any injury, loss, damages or liability to the extent arising from any negligence or willful misconduct of Landlord, its servants, employees or agents acting within the scope of their authority on or about the Premises; provided, however, that in no event shall Landlord, its servants, employees or agents have any liability to Tenant based on any loss with respect to or interruption in the operation of Tenant's business, except for potential abatement to the extent set forth in SECTION 7.5. Tenant shall carry "all-risk" property insurance on a "replacement cost" basis, insuring Tenant's

Removable Property and any Alterations made by Tenant pursuant to SECTION 5.2, to the extent that the same have not become the property of Landlord.

         10.4 LANDLORD'S INDEMNITY. Except to the extent arising from the negligence or willful misconduct of Tenant or Tenant's Agents, Landlord agrees to indemnify and save harmless Tenant and Tenant's Agents from and against all claims, losses, costs, damages, liabilities or expenses of whatever nature arising: (i) from any accident, injury or damage whatsoever to any person, or to the property of any person, occurring in or about the Premises to the extent such accident, injury or damage results from any negligence or willful misconduct on the part of Landlord or Landlord's Agents; or (ii) directly from any default or breach by Landlord or Landlord's Agents under any terms or covenants of this Lease. This indemnity and hold harmless agreement shall include indemnity against all losses, costs, damages, expenses and liabilities incurred in or in connection with any such claim or any proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees and costs at both the trial and appellate levels.

         10.5 WAIVER OF SUBROGATION. The parties hereto shall each procure an appropriate clause in, or endorsement on, any property insurance policy on the Premises or any personal property, fixtures or equipment located thereon or therein, pursuant to which the insurer waives subrogation or consents to a waiver of right of recovery in favor of either party, its respective agents or employees. Having obtained such clauses and/or endorsements, each party hereby agrees that it will not make any claim against or seek to recover from the other or its agents or employees for any loss or damage to its property or the property of others resulting from fire or other perils covered by such property insurance.

                                   ARTICLE 11
                           FIRE, EMINENT DOMAIN, ETC.
                           --------------------------

         11.1 LANDLORD'S RIGHT OF TERMINATION. If (a) the Building is substantially damaged by fire or casualty (the term "substantially damaged" meaning damage of such a character that the same cannot, in the ordinary course, reasonably be expected to be repaired within two hundred seventy (270) days from the time that repair work would commence) or (b) if any material part of the Premises is taken by any exercise of the right of eminent domain thereby rendering the Premises unusable for Tenant's purposes, then each of Tenant and Landlord shall have the right to terminate this Lease (even if Landlord's entire interest in the Premises may have been divested) by giving notice to the other of its election so to do within thirty (30) days after the occurrence of such casualty or the effective date of such taking, whereupon this Lease shall terminate thirty (30) days after the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

         11.2 RESTORATION; TENANT'S RIGHT OF TERMINATION. If (a) the Building is damaged by fire or other casualty or (b) part of the Premises is taken by any exercise of the right of eminent domain but such taking does not render the Premises unusable for Tenant's purposes, and this

Lease is not terminated pursuant to SECTION 12.1, Landlord shall thereafter use reasonable efforts to restore the Building (excluding any Alterations made by Tenant but including restoration of Tenant's Work, exclusive of Tenant's Removable Property, but only to the extent the same are covered by Landlord's property damage insurance required pursuant to SECTION 11.3 herein) to proper condition for Tenant's use and occupation, provided that Landlord's obligation shall be limited to the amount of insurance and eminent domain proceeds available therefor. If, for any reason, such restoration shall not be substantially completed within two hundred seventy (270) days after the expiration of the 30-day period referred to in SECTION 11.1 (which six-month period may be extended for such periods of time as Landlord is prevented from proceeding with or completing such restoration due to Force Majeure, but in no event for more than an additional three months), Tenant shall have the right to terminate this Lease by giving notice to Landlord within thirty (30) days after the expiration of such period (as so extended) provided that such restoration is not completed within such period. This Lease shall cease and come to an end without further liability or obligation on the part of either party thirty (30) days after such giving of notice unless, within such thirty-day period, Landlord substantially completes such restoration. Such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to complete such restoration, and time shall be of the essence with respect thereto.

         11.3 LANDLORD'S INSURANCE. Landlord agrees to maintain in full force and effect, during the Term of this Lease, property damage insurance for full replacement cost of the Building (excluding footings and foundations), with such deductibles as may from time to time be carried by reasonably prudent owners of similar buildings in the area in which the Property is located. Landlord may satisfy such insurance requirements by including the Property in a so-called "blanket" insurance policy, provided that the amount of coverage allocated to the Property shall fulfill the foregoing requirements.

         11.4 ABATEMENT OF RENT. If the Building is damaged by fire or other casualty, Basic Rent and Additional Rent payable by Tenant shall abate proportionately for the period during which, by reason of such damage, there is material interference with Tenant's use of the Building, having regard for the extent to which Tenant may be required to discontinue Tenant's use of all or an undamaged portion of the Building due to such damage, but such abatement or reduction shall end if and when Landlord shall have substantially completed sufficient restoration that Tenant is able to use the Building without material interference and the Building is in substantially the condition it was in prior to such damage (excluding any Alterations made by Tenant pursuant to SECTION 5.2). If the Premises shall be affected by any exercise of the power of eminent domain, Basic Rent and Additional Rent payable by Tenant shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant. In no event shall Landlord have any liability for damages to Tenant for inconvenience, annoyance, or interruption of business arising from any fire or other casualty or eminent domain.

         11.5 CONDEMNATION AWARD. Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Property and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of any taking, by exercise of the right of eminent domain, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. Nothing contained herein shall be construed to prevent Tenant from prosecuting in a separate condemnation proceeding a claim for the value of any of Tenant's Removable Property installed in the Premises by Tenant at Tenant's expense and for relocation expenses.

                                   ARTICLE 12
                             HOLDING OVER; SURRENDER
                             -----------------------

         12.1 HOLDING OVER. Any holding over by Tenant after the expiration of the Term of this Lease shall be treated as a daily tenancy at sufferance at a rent equal to two (2) times the Basic Rent then in effect plus the Additional Rent herein provided (prorated on a daily basis). After the first month of any such holding over, Tenant shall also pay to Landlord all damages, direct and/or indirect, sustained by reason of any such holding over. In all other respects, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

         12.2 SURRENDER OF PREMISES. Upon the expiration or earlier termination of the Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises in neat and clean condition and in good order, condition and repair, together with all alterations, additions and improvements which may have been made or installed in, on or to the Premises prior to or during the Term of this Lease (except as hereinafter provided), excepting only ordinary wear and use and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility to repair or restore. Tenant shall remove all of Tenant's Removable Property and may, at its election, remove or leave in place (a) the fifty (50) workstations currently located in the Building (which workstations shall become Tenant's personal property one (1) year from the date hereof so long as Tenant is not then in default hereunder and this Lease is then in full force and effect and which workstations shall become Landlord's personal property upon the expiration or earlier termination of the Term if Tenant chooses not to remove the same as aforesaid), and; (b) all Alterations made by Tenant at Tenant's expense. Tenant shall repair any damages to the Premises or the Building caused by any such removal. Any of (1) said workstations, (2) Tenant's Removable Property, and (3) such Alterations which shall remain in the Building or on the Premises after the expiration or termination of the Term of this Lease shall be deemed conclusively to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit at Landlord's sole cost and expense, except with respect to Tenant's Removable Property which shall be at Tenant's sole cost and expense.

                                   ARTICLE 13
                     RIGHTS OF MORTGAGEES; TRANSFER OF TITLE
                     ---------------------------------------

         13.1 RIGHTS OF MORTGAGEES. Provided Tenant receives a fully-executed original of the SNDA, or a similar instrument reasonably acceptable to Tenant, this Lease shall be subject and subordinate to the lien and terms of any mortgage, deed of trust or ground lease or similar encumbrance (collectively, a "MORTGAGE", and the holder thereof from time to time the "HOLDER") from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, unless the Holder shall elect otherwise. If this Lease is subordinate to any Mortgage and the Holder or any other party shall succeed to the interest of Landlord pursuant to the Mortgage (such Holder or other party, a "SUCCESSOR"), at the election of the Holder or Successor, Tenant shall attorn to the Holder or Successor and this Lease shall continue in full force and effect between the Holder or Successor and Tenant. Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as the Holder or Successor reasonably may request. With respect to each Mortgage encumbering the Premises from time to time during the Term, Landlord and Tenant agree to execute a subordination, non-disturbance and attornment agreement ("SNDA") in substantially the form attached hereto as EXHIBIT G, and Landlord shall cause the current Holder of the current Mortgage, and make reasonable efforts to cause any future Holder of any future Mortgage, to execute same, whereupon Landlord shall deliver such executed SNDA to Tenant.

         13.2 ASSIGNMENT OF RENTS AND TRANSFER OF TITLE.

                  (a) With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the Holder of a Mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the Holder of such Mortgage shall never be treated as an assumption by such Holder of any of the obligations of Landlord hereunder unless such Holder shall, by notice sent to Tenant, specifically otherwise elect and, except as aforesaid, such Holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such Holder's Mortgage and the taking of possession of the Premises.

                  (b) In no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser. For all purposes, such seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

                  (c) Except as provided in PARAGRAPH (b) of this Section, in the event of any transfer of title to the Property by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder.

         13.3 NOTICE TO MORTGAGEE. After receiving notice from Landlord of any Holder of a Mortgage which includes the Premises, no notice from Tenant to Landlord alleging any default by Landlord shall be effective unless and until a copy of the same is given to such Holder (provided Tenant shall have been furnished with the name and address of such Holder), and the curing of any of Landlord's defaults by such Holder shall be treated as performance by Landlord.

                                   ARTICLE 14
                                DEFAULT; REMEDIES
                                -----------------

         14.1 TENANT'S DEFAULT.

                  (a) If at any time subsequent to the date of this Lease any one or more of the following events (herein referred to as a "DEFAULT OF TENANT") shall happen:

                           (i) Tenant shall fail to pay the Basic Rent or any
                  other Additional Rent hereunder when due and such failure shall continue for five (5) Business Days after notice to Tenant from Landlord; or

                           (ii) Tenant shall neglect or fail to perform or
                  observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity (and in any event, within ninety (90) days after the notice described in this SUBPARAGRAPH (ii)); or

                           (iii) Tenant's leasehold interest in the Premises
                  shall be taken on execution or by other process of law directed against Tenant; or

                           (iv) Tenant shall make an assignment for the benefit
                  of creditors or shall be adjudicated insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors (other than the Bankruptcy Code, as hereinafter defined), or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

                           (v) An Event of Bankruptcy (as hereinafter defined)
                  shall occur with respect to Tenant; or

                           (vi) A petition shall be filed against Tenant under
                  any law (other than the Bankruptcy Code) seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any trustee, conservator, receiver or liquidator of Tenant or of all or any substantial part of its properties shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive);

                           (vii) If: (x) Tenant shall fail to pay the Basic Rent
                  or any Additional Rent hereunder when due or shall fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall cure any such failure within the applicable grace period set forth in CLAUSES (i) or (ii) above; or (y) a Default of Tenant of the kind set forth in CLAUSES (i) or (ii) above shall occur and Landlord shall, in its sole discretion, permit Tenant to cure such Default of Tenant after the applicable grace period has expired; AND the same or a similar failure shall occur more than once within the next 365 days (whether or not such similar failure is cured within the applicable grace period); or

                           (viii) The occurrence of any of the events described
                  in PARAGRAPHS (a)(iv)-(a)(vi) with respect to any guarantor of all or any portions of Tenant's obligations under this Lease;

         then in any such case Landlord may terminate this Lease as hereinafter provided.

                  (b) For purposes of CLAUSE (a)(v) above, an "EVENT OF BANKRUPTCY" means the filing of a voluntary petition by Tenant, or the entry of an order for relief against Tenant, under Chapter 7, 11, or 13 of the Bankruptcy Code, and the term "BANKRUPTCY CODE" means 11
         U.S.C ss.101, ET SEQ.. If an Event of Bankruptcy occurs, then the trustee of Tenant's bankruptcy estate or Tenant as debtor-in-possession may (subject to final approval of the court) assume this Lease, and may subsequently assign it, only if it does the following within sixty
         (60) days after the date of the filing of the voluntary petition, the entry of the order for relief (or such additional time as a court of competent jurisdiction may grant, for cause, upon a motion made within the original sixty-day period):

                           (i) files a motion to assume the Lease with the
                  appropriate court;

                           (ii) satisfies all of the following conditions, which
                  Landlord and Tenant acknowledge to be commercially reasonable:

                                    (A) cures all Defaults of Tenant under this
                                        Lease or provides Landlord with Adequate
                                        Assurance (as defined below) that it
                                        will (x) cure all monetary Defaults of
                                        Tenant hereunder within ten (10) days
                                        from the date of the assumption; and (y) cure all nonmonetary Defaults of Tenant hereunder within thirty (30) days from the date of the assumption;

                                    (B) compensates Landlord and any other
                                        person or entity, or provides Landlord
                                        with Adequate Assurance that within ten
                                        (10) days after the date of the
                                        assumption, it will compensate Landlord
                                        and such other person or entity, for any pecuniary loss that Landlord and such other person or entity incurred as a result of any Default of Tenant, the trustee, or the debtor-in-possession;

                                    (C) provides Landlord with Adequate
                                        Assurance of Future Performance (as
                                        defined below) of all of Tenant's
                                        obligations under this Lease; and

                                    (D) delivers to Landlord a written statement
                                        that the conditions herein have been
                                        satisfied.

                  (c) For purposes only of the foregoing PARAGRAPH (b), and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "ADEQUATE ASSURANCE" means at least meeting the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

                           (i) entering an order segregating sufficient cash to
                  pay Landlord and any other person or entity under PARAGRAPH
                  (b) above; and

                           (ii) granting to Landlord a valid first lien and
                  security interest (in form acceptable to Landlord) in all property comprising the Tenant's "property of the estate," as that term is defined in Section 541 of the Bankruptcy Code, which lien and security interest secures the trustee's or debtor-in-possession's obligation to cure the monetary and nonmonetary defaults under the Lease within the periods set forth in PARAGRAPH (b) above.

                  (d) For purposes only of PARAGRAPH (b) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "ADEQUATE ASSURANCE OF FUTURE PERFORMANCE" means at least meeting the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

                           (i) the trustee or debtor-in-possession depositing
                  with Landlord, as security for the timely payment of rent and other monetary obligations, an amount equal to the sum of two
                  (2) months' Basic Rent plus an amount equal to two (2) months' installments on account of Additional Rent;

                           (ii) the trustee or the debtor-in-possession agreeing
                  to pay in advance, on each day that the Basic Rent is payable, the monthly installments on account of Additional Rent;

                           (iii) the trustee or debtor-in-possession providing
                  adequate assurance of the source of the rent and other consideration due under this Lease;

                           (iv) Tenant's bankruptcy estate and the trustee or
                  debtor-in-possession providing Adequate Assurance that the bankruptcy estate (and any successor after the conclusion of the Tenant's bankruptcy proceedings) will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the bankruptcy estate (and any successor after the conclusion of the Tenant's bankruptcy proceedings) will have sufficient funds to fulfill Tenant's obligations hereunder.

                  (e) If the trustee or the debtor-in-possession assumes the Lease under PARAGRAPH (b) above and applicable bankruptcy law, it may assign its interest in this Lease only if the proposed assignee first provides Landlord with Adequate Assurance of Future Performance of all of Tenant's obligations under the Lease, and if Landlord determines, in the exercise of its reasonable business judgment, that the assignment of this Lease will not breach any other lease, or any mortgage, financing agreement, or other agreement relating to the Property by which Landlord or the Property is then bound (and Landlord shall not be required to obtain consents or waivers from any third party required under any lease, mortgage, financing agreement, or other such agreement by which Landlord is then bound).

                  (f) For purposes only of PARAGRAPH (e) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "ADEQUATE ASSURANCE OF FUTURE PERFORMANCE" means at least the satisfaction of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

                           (i) the proposed assignee submitting a current
                  financial statement, audited by a certified public accountant, that allows a net worth and working capital in amounts determined in the reasonable business judgment of Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligation under this Lease; and

                           (ii) if requested by Landlord in the exercise of its
                  reasonable business judgment, the proposed assignee obtaining a guarantee (in form and substance satisfactory to Landlord) from one or more persons who satisfy Landlord's standards of creditworthiness.

         14.2 LANDLORD'S REMEDIES.

                  (a) Upon the occurrence of a Default of Tenant, Landlord may terminate this Lease by notice to Tenant, specifying a date not less than five (5) days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease, and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

                  (b) If this Lease shall have been terminated as provided in this ARTICLE, then Landlord may re-enter the Premises, either by summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made.

                  (c) If this Lease shall have been terminated as provided in this Article, Tenant shall pay the Basic Rent, Additional Rent and other sums payable hereunder up to the time of such termination, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Premises shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as liquidated current damages the Basic Rent, Additional Rent and other sums that would be payable hereunder if such termination had not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all reasonable expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting. Tenant shall pay the portion of such current damages referred to above to Landlord monthly on the days which the Basic Rent would have been payable hereunder if this Lease had not been terminated.

                  (d) At any time after termination of this Lease as provided in this Article, whether or not Landlord shall have collected any such current damages, as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord an amount equal to (1) the net present value, utilizing the discount rate then being paid on U.S. Treasury obligations having a term closest to what would have been the Term of this Lease absent termination hereof, of the excess, if any, of the Basic Rent and Additional Rent (including Taxes, Operating Expenses and other charges payable under this Lease) which would be payable hereunder from the date of such demand (using the prior year's Additional Rent for such calculation) over the then fair rental value (including Taxes, Operating Expenses and other charges payable under this Lease) of the Premises for the same period.

                  (e) In case of any Default of Tenant, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to re-let the same and (ii) make such alterations, repairs and decorations in the Premises as Landlord considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

         14.3 ADDITIONAL RENT. As referred to in SECTION 14.1 and notwithstanding any other provision of this Lease to the contrary, if Tenant shall fail to pay when due any sums under this Lease designated as Additional Rent, Landlord shall have the same rights and remedies as Landlord has hereunder for failure to pay Basic Rent.

         14.4 LANDLORD'S REMEDYING TENANT DEFAULTS. Landlord shall have the right, but shall not be required, twenty (20) days after notice to Tenant stating Landlord's intention to exercise self-help remedies (provided that no notice shall be required, in Landlord's reasonable discretion, (1) in the event of emergency, (2) to remedy Tenant's failure to carry insurance required hereunder, or (3) to cure any lien which Tenant allows to attach to the Premises), to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums, together with interest thereon at a rate equal to 3% over the base rate in effect from time to time at Fleet Bank (but in no event greater than 18% per annum), as Additional Rent. Any payment of Basic Rent, Additional Rent or other sums payable hereunder not paid when due shall, at the option of Landlord, bear interest at a rate equal to 3% over the base rate in effect from time to time at Fleet Bank (but in no event greater than 18% per annum) from the due date thereof and shall be payable forthwith on demand by Landlord, as Additional Rent.

         14.5 REMEDIES CUMULATIVE. The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which

Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

         14.6 ATTORNEYS' FEES. Reasonable attorneys' fees and expenses incurred by or on behalf of Landlord in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

         14.7 WAIVER.

                  (a) Failure on the part of Landlord or Tenant to complain of any action or non-action on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of the other's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

                  (b) No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account of the earliest installment of any payment due from Tenant under the provisions hereof. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

         14.8 SECURITY DEPOSIT.

                  (a) Tenant agrees that it shall deliver the Security Deposit to Landlord simultaneously with the execution and delivery of this Lease, in the form of a "LETTER OF CREDIT" which, as used herein, shall mean an unconditional standby irrevocable commercial letter of credit that is: (i) in the amount of the Security Deposit, (ii) issued by a commercial bank or savings and loan institution reasonably acceptable to Landlord, (iii) binding for the Term hereof, as the same may be extended, or renewable annually, and (iv) substantially in the form attached hereto as EXHIBIT H. In the event that the Letter of Credit has an expiration date prior to the expiration of the Term and has not been renewed by Tenant and evidence thereof delivered to Landlord at least thirty (30) days prior to the expiration of said Letter of Credit, Tenant shall substitute a new Letter of Credit, conforming with the requirements hereof, with an expiration date which is at least one (1) year after the date of the expiration date of the prior Letter of Credit. If Tenant fails to timely substitute a new Letter of Credit by such date, Landlord shall have the right to draw on the letter of credit and hold the cash proceeds thereof as the Deposit as set forth in this Lease. The Security Deposit shall be held, paid and applied by the Landlord as set forth in this Lease. Landlord may draw upon the Letter of Credit at any time after any Default of Tenant whereupon the cash proceeds thereof shall constitute the Security Deposit hereunder.

                  (b) Landlord shall hold the Security Deposit throughout the Term of this Lease as security for the performance by Tenant of all obligations on the part of Tenant hereunder. Landlord shall have the right from time to time, without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof, to Landlord's damages arising from, or to cure, any Default of Tenant. If Landlord shall so apply any or all of such Security Deposit, Tenant shall immediately upon demand deposit with Landlord the amount so applied to be held as security hereunder. Landlord shall return the Security Deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section, to Tenant on the expiration or earlier termination of the Term of this Lease and surrender of possession of the Premises by Tenant to Landlord at such time, provided that there is then existing no Default of Tenant (nor any circumstance which, with the passage of time or the giving of notice, or both, would constitute a Default of Tenant). While Landlord holds the Security Deposit, Landlord shall have no obligation to pay interest on the same and shall have the right to commingle the same with Landlord's other funds. If Landlord conveys Landlord's interest under this Lease, Landlord shall disclose the existence of the Security Deposit to the transferee and, except for Holders, which shall be governed by ARTICLE 13 herein, require that the non-Holder transferee assume all obligations of Landlord under this Lease relating to the unapplied portion of the Security Deposit, and the Security Deposit, or any part thereof not previously applied, may be turned over by Landlord to Landlord's transferee, and, if so turned over, Tenant agrees to look solely to such transferee for proper application of the Security Deposit in accordance with the terms of this Section, and the return thereof in accordance herewith. The Holder of a Mortgage shall not be responsible to Tenant for the return or application of any such Security Deposit, whether or not it succeeds to the position of Landlord hereunder, unless such Security Deposit shall have been received in hand by such Holder.

         14.9 LANDLORD'S DEFAULT. Landlord shall in no event be in default under this Lease unless Landlord shall neglect or fail to perform any of its obligations hereunder and shall fail to remedy the same within thirty (30) days after notice to Landlord specifying such neglect or failure, or if such failure is of such a nature that Landlord cannot reasonably remedy the same within such thirty (30) day period, Landlord shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity.

         14.10 TENANT REMEDYING LANDLORD'S DEFAULT. Tenant shall have the right, but shall not be required, twenty (20) days after notice to Landlord stating Tenant's intention to exercise self-help remedies, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Landlord to perform any of the provisions of this Lease, and in the event of the exercise of such right by Tenant, Landlord agrees to pay to Tenant forthwith upon demand all such sums, together with interest thereon at a rate equal to 3% over the base rate in effect from time to time at Fleet Bank (but in no event greater than 18% per annum).


         14.11 INDEPENDENT COVENANT. Tenant acknowledges that its covenant to pay Rent hereunder is independent of Landlord's obligation to act or refrain from acting hereunder, and that in the event that Tenant shall have a claim against Landlord, (including without limitation, with respect to Tenant's right to self-help pursuant to SECTION 14.10 herein), Tenant shall not have the right to deduct the amount allegedly owed to Tenant from any Rent or other sum payable to Landlord, it being understood that Tenant's sole remedy for recovering upon such claim shall be to bring an independent legal action against Landlord.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS
                            ------------------------

         15.1 RIGHTS OF ACCESS. Landlord and Agent shall have the right to enter the Premises at all reasonable hours for the purpose of inspecting the Premises, doing maintenance or making repairs or otherwise exercising its rights or fulfilling its obligations under this Lease, and Landlord and Agent also shall have the right to make access available at all reasonable hours to prospective or existing mortgagees, purchasers or, during the last thirteen (13) months of the Term, tenants of any part of the Property. During any such entry, Landlord shall exercise reasonable efforts to prevent any disruption or interference with Tenant's use and enjoyment of the Premises.

         15.2 COVENANT OF QUIET ENJOYMENT. Subject to the terms and conditions of this Lease, on payment of the Basic Rent and Additional Rent and observing, keeping and performing all of the other terms and conditions of this Lease on Tenant's part to be observed, kept and performed, Tenant shall lawfully, peaceably and quietly enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant. The foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

         15.3 LANDLORD'S LIABILITY.

                  (a) Tenant agrees to look solely to Landlord's equity interest in the Property at the time of recovery for recovery of any judgment against Landlord, and agrees that neither Landlord nor any successor of Landlord shall be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or any successor of Landlord, or to take any action not involving the personal liability of Landlord or any successor of Landlord to respond in monetary damages from Landlord's assets other than Landlord's equity interest in the Property.

                  (b) In no event shall Landlord ever be liable to Tenant for any loss of business or any other indirect or consequential damages suffered by Tenant from whatever cause.

                  (c) Where provision is made in this Lease for Landlord's consent, and Tenant shall request such consent, and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent. Furthermore, whenever Tenant requests Landlord's consent or approval (whether or not provided for herein), Tenant shall pay to Landlord, on demand, as Additional Rent, any reasonable expenses incurred by Landlord (including without limitation reasonable attorneys' fees and costs, if any) in connection therewith.

                  (d) Any repairs or restoration required or permitted to be made by Landlord under this Lease may be made during normal business hours, and Landlord shall have no liability for damages to Tenant for inconvenience, annoyance or interruption of business arising therefrom, but Landlord shall use reasonable efforts to minimize or prevent any such inconvenience, annoyance or interruption.

         15.4 ESTOPPEL CERTIFICATE. Landlord and Tenant shall, at any time and from time to time, upon not less than ten (10) business days prior written notice by the other, execute, acknowledge and deliver to the other an estoppel certificate containing such statements of fact as the other reasonably requests.

         15.5 BROKERAGE. Landlord and Tenant each warrant and represent to the other that it has dealt with no broker in connection with the consummation of this Lease other than Broker, and, in the event of any brokerage claims against either party predicated upon dealings of the other party, said other party shall defend the same and indemnify the damaged party against any such claim. Landlord acknowledges that it is obligated to make a certain commission payment to Meredith & Grew, Inc. (a portion of which is to be paid to Spaulding & Slye), upon the consummation of this Lease and upon any other conditions as may be set out in Landlord's agreement with Meredith & Grew, Inc.

         15.6 RULES AND REGULATIONS. Tenant shall abide by the Rules and Regulations from time to time established by Landlord, it being agreed that such Rules and Regulations will be established and applied by Landlord in a non-discriminatory fashion, such that all Rules and

Regulations shall be generally applicable to other tenants of the Building of similar nature to the Tenant named herein. Landlord agrees to use reasonable efforts to insure that any such Rules and Regulations are uniformly enforced, but Landlord shall not be liable to Tenant for violation of the same by any other tenant or occupant of the Building, or persons having business with them. In the event that there shall be a conflict between such Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall control. The Rules and Regulations currently in effect are set forth in EXHIBIT E.

         15.7 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

         15.8 PROVISIONS BINDING, ETC. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant (except in the case of Tenant, ONLY such successors and assigns as may be permitted hereunder) and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and permitted assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. Any reference in this Lease to successors and assigns of Tenant shall not be construed to constitute a consent to assignment by Tenant.

         15.9 RECORDING. Tenant agrees not to record this Lease, but, if the Term of this Lease (including any Extension Term) is seven (7) years or longer, each party hereto agrees, on the request of the other, to execute a notice of lease substantially in the form attached hereto as EXHIBIT I. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease. At Landlord's request, promptly upon expiration of or earlier termination of the Term, Tenant shall execute and deliver to Landlord a release of any document recorded in the real property records for the location of the Property evidencing this Lease. The obligations of Tenant under this Section shall survive the expiration or any earlier termination of the Term.

         15.10 NOTICE. All notices or other communications required hereunder shall be in writing and shall be deemed duly given if delivered in person (with receipt therefor), if sent by reputable overnight delivery or courier service (e.g., Federal Express) providing for receipted delivery, or if sent by certified or registered mail, return receipt requested, postage prepaid, to the following address:

                  (a) if to Landlord at Landlord's Address, to the attention of Karl W. Weller, Managing Director.

                  (b) if to Tenant, at Tenant's Address, to the attention of Craig Dynes, and after the Commencement Date, at the Premises.

         Where receipt of notice or other communication shall be conclusively established by either (i) return of a return receipt indicating that the notice has been delivered; or (ii) return of the letter containing the notice with an indication from the courier or postal service that the addressee has refused to accept delivery of the notice. Either party may change its address for the giving of notices by notice given in accordance with this Section.

         15.11 WHEN LEASE BECOMES BINDING; ENTIRE AGREEMENT; MODIFICATION. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. This Lease is the entire agreement between Landlord and Tenant, and this Lease expressly supersedes any negotiations, considerations, representations and understandings and proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

         15.12 PARAGRAPH HEADINGS AND INTERPRETATION OF SECTIONS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease. The provisions of this Lease shall be construed as a whole, according to their common meaning (except where a precise legal interpretation is clearly evidenced), and not for or against either party. Use in this Lease of the words "including," "such as" or words of similar import, when followed by any general term, statement or matter, shall not be construed to limit such term, statement or matter to the specified item(s), whether or not language of non-limitation, such as "without limitation" or "including, but not limited to," or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other terms or matters that could fall within a reasonably broad scope of such term, statement or matter.

         15.13 DISPUTE RESOLUTION. In the event of a dispute between Landlord and Tenant pursuant to this Lease (other than a dispute relating to the payment of Basic Rent and Additional Rent) the parties agree that prior to pursuing other available remedies (excluding giving notices of default), they will attempt to directly negotiate resolution of their dispute. If negotiation is unsuccessful, then they agree to participate in at least three hours of mediation to be facilitated by a mediator mutually acceptable to them under the mediation procedures set by the mediator. The mediation session shall be conducted within thirty (30) days of the date on which the mediator receives the request to mediate. The costs of such mediation shall be shared equally by the parties.

         15.14 WAIVER OF JURY TRIAL. Landlord and Tenant hereby each waive trial by jury in any action, proceeding or counterclaim brought by either against the other, on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant or Tenant's use or occupancy of the Premises.

         15.15 TIME IS OF THE ESSENCE. Time is of the essence of each provision of this Lease.

         15.16 MULTIPLE COUNTERPARTS. This Lease may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         15.17 GOVERNING LAW. This Lease shall be governed by the laws of the state in which the Property is located.

         15.18 ROOF RIGHTS.

                  (a) TENANT. Tenant shall have the right to install (subject to the provisions of this Lease, including without limitation, Attachments I and II to EXHIBIT E) and operate, at Tenant's sole cost and expense, Tenant's Rooftop Equipment. As used herein, the term "TENANT'S ROOFTOP EQUIPMENT" means telecommunications equipment installed on the roof of the Building and operated for Tenant's sole benefit, and for which Tenant does not receive payment from any third party. Given Tenant's ongoing obligations with respect to the maintenance, repair and replacement of the roof of the Building, Tenant may, if there is no technical method of avoiding same, penetrate the roofing surface for such purpose.

                  (b) LANDLORD. Notwithstanding any other provision of this Lease to the contrary, (i) Landlord shall have full rights of access to, and the right to place telecommunications equipment upon, the roof of the Building; provided, however, that such equipment does not unreasonably interfere with any Tenant's Rooftop Equipment which is installed prior to Landlord's installation, and (ii) Landlord shall have the right to place telecommunications equipment on the Land so long as the same does not interfere with vehicular access or parking at the Premises.

         15.19 OWNERSHIP; PRIOR TENANT. Landlord hereby represents and warrants to Tenant that Landlord holds fee simple title to the Premises, subject to easements, restrictions, reservations and encumbrances of record. Landlord represents and warrants to Tenant that the prior lease of the Premises to Peritus Software has been terminated and is of no further force or effect.

         15.20 AUTHORITY. Landlord and Tenant each represents and warrants to the other that it has full power and authority to enter into this Lease, and that this Lease has been approved by all requisite corporate action.

         15.21 WARRANTIES. Landlord agrees that it will cooperate with Tenant to enforce any warranties which might be in effect from time to time on the roof or any other portions of the Building for which Tenant has maintenance responsibility under this Lease.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, as of the date first set forth above.


                                     LANDLORD:

                                     BCIA NEW ENGLAND HOLDINGS LLC, a Delaware limited liability company

                                     By: BCIA NEW ENGLAND HOLDINGS MASTER LLC,
                                         a Delaware limited liability company,
                                         its Manager

                                         By: BCIA NEW ENGLAND HOLDINGS MANAGER
                                             LLC, a Delaware limited liability
                                             company, its Manager

                                             By: BCIA NEW ENGLAND HOLDINGS
                                                 MANAGER CORP., a Delaware
                                                 corporation, its Manager


                                                 By: /s/ Karl W. Weller
                                                     ---------------------------
                                                 Name: Karl W. Weller
                                                     ---------------------------
                                                 Title: Executive Vice President
                                                     ---------------------------


                                     TENANT:

                                     SILVERSTREAM SOFTWARE, INC.

                                     By: /s/ Craig Dynes
                                        --------------------------------
                                     Name: Craig Dynes
                                          ------------------------------
                                     Title: CFO
                                           -----------------------------

                                    EXHIBIT A
                            Legal Description of Land

                                   EXHIBIT A

                           Legal Description of Land


         A certain parcel of land, together with the building and other improvements constructed thereon, situated in the Town of Billerica, County of Middlesex, Commonwealth of Massachusetts, known as Lot 7, as shown on a plan entitled "Plan of Land in Billerica, Mass., (Middlesex County), For: William J. Callahan, Scale: 1" = 60', dated October 13, 1983, by Joseph W. Moore Co., Land Surveyors and Civil Engineers, 16 Railroad Ave., Bedford, Mass." and more particularly described as follows:

Beginning:        at a point at the northwesterly corner of said parcel, same point being on the easterly sideline of Concord Road, at a stonewall and at land of Casey, as shown on said plan;

thence: running S23[degrees] -08' -49"E Five Hundred Seventy-Seven and 88/100 (577.88) feet to a point;

thence: turning and running S66[degrees] -35' -16"W Six and 98/100 (6.98) feet to a point;

thence: turning and running S10[degrees] -43' -40"E Seventy-Four and 35/100 (74.35) feet to a point at Lot 6, last three (3) courses being by a stonewall;

thence: turning and running S42[degrees] -28' -33"W Two-Hundred Fifty-Three and 80/100 (253.80) feet to a point;

thence: turning and running N47[degrees] -31' -27"W Thirty (30.00) feet to a point;

thence: turning and running S42[degrees] -28' -33"W Two Hundred Sixty-Two (262.00) feet to a point on the northerly sideline of Federal Street;

thence: turning and running N47[degrees] -31' -27"W One Hundred Fifteen (115.00) feet to a point of curvature;

thence: turning and running along a curved line having an arc of One Hundred Twenty-One and 94/100 (121.94) feet and a radius of Two Hundred Twenty-Seven and 96/100 (227.96) feet to a point of tangency;

thence: turning and running N78[degrees] -10' -23"W Thirty-Eight and 51/100 (38.51) feet to a point of curvature;

thence: turning and running along a curved line having an arc of Thirty-Nine and 27/100 (39.27) feet and a radius of Twent-Five (25.00) feet to a point on the easterly sideline of Concord Road, last four (4) courses being along the northerly sideline of Federal Street;

thence: turning and running N11[degrees] -49' -37"E Three Hundred Twenty-Five and 06/100 (325.06) feet to a point of curvature;

thence: turning and running along a curved line having an arc of Five Hundred Seven and 55/100 (507.55) feet and a radius of Seven Hundred Sixty (760.00) feet to a point of tangency;

thence: turning and running N50[degrees] -05' -26"E Eighty and 85/100 (80.85) feet to the point of beginning, last three (3) courses being along the easterly sideline of Concord Road.

Containing:       346,278 square feet, or 7.95 acres, more or less.

                  Said lot is subject to restrictions and easements of record.

                  BEING the same premises as shown an "Plan of Land in Billerica, Mass., (Middlesex County), For: The Fields Realty Trust, January 12, 1987, BSC-Bedford Lannd Surveyors and Civil Engineers

and a certain parcel of land situated in the Town of Billerica, County of Middlesex, Commonwealth of Massachusetts known as Federal Street as shown on a plan recorded in the Middlesex North District Registry of Deeds, Plan Book 141 Plan 60 and more particularly described as follows:

Beginning:        at the northwesterly comer of said parcel same point being on the easterly sideline of Concord Road and at Lot 7 as shown on said plan;

Thence: running along a curved line having an arc of Thirty-Nine and 27/100 (39.27) feet and a radius of Twenty-Five (25.00) feet to a point;

Thence: turning and running S78[degree] -10' -23"E Thirty-Eight and 51/100 (38.51) feet to a point;

Thence: turning and running along a curved line having an arc on One Hundred Twenty-One and 94/100 (121.94) feet and a radius of Two Hundred Twenty-Seven and 96/100 (227.96) feet to a point;

Thence: turning and running S47[degrees] -31' -27"E Four Hundred Sixty-one and 23/100 (461.23) feet to a point;

Thence: turning and running along a curved line having an arc of Eighty-Five and 63/100 (85.63) feet and a radius of Three Hundred Fifty-Five and 97/100 (355.97) feet to a point;

Thence: turning and running S33[degrees] -44' -00"E Eighty-Three and 33/100 (83.33) feet to a point;

Thence: turning and running along a curved line having an arc of Thirty-Four and 84/100 (34.84) feet and a radius of Twenty-Five (25.00) feet to a point;

Thence: turning and running along a curved line having an arc of Two Hundred Seventy-Two and 10/100 (272.10) feet and a radius of Sixty (60.00) feet to a point;

Thence: turning and running N33[degrees] -44' -30"W One Hundred Sixty-Seven (167.00) feet to a point;

Thence; turning and running along a curved line having an arc of Seventy-Three and 60/100 (73.60) feet and a radius of Three Hundred Five and 97/100 (305.97) feet to a point;

Thence: turning and running N47[degrees] -31' -27"W Four Hundred Sixty-One and 23/100 (461.23) feet to a point;

Thence: turning and running along a curved line having an arc of Fifty-Six and 90/100 (56.90) feet and a radius of One Hundred Six and 37/100 (106.37) feet to a point;

Thence: turning and running N78[degrees] -10' -23"W Seventy Five (75.00) feet to a point;

Thence: turning and running along a curved line having an arc of Thirty-Nine and 27/100 (39.27) feet and a radius of Twenty-Five (25.00) feet to a point on the easterly sideline of Concord Road;

Thence: turning and running along the easterly sideline of Concord Road N11[degrees] -49' -37" One Hundred Ten (110.00) feet to the point of beginning.

Said parcel is subject to easements and restrictions of record.

                                    EXHIBIT B
                              Site Plan of Building

                        [FLOOR PLAN ENTITLED "FLOOR 1"]

                        [FLOOR PLAN ENTITLED "FLOOR 2"]

                                    EXHIBIT C
                Schedule of Landlord's Furnishings and Equipment

         As used herein, the term "LANDLORD'S FURNISHINGS AND EQUIPMENT" means the following items, collectively:

         o        Fifty (50) complete workstations installed on the second floor

         o        Reception desk located in main lobby

         o        Ten (10) cafeteria tables and thirty (30) cafeteria chairs

         o        Cafeteria serving table and non-commercial refrigerator

         o Projection screens located throughout building, with exception of five (5) which have already been removed from second floor

         o All building equipment and fixtures permanently attached, excluding whiteboards, including but no limited to:

                  o        Computer room Liebert cooling units;

                  o        All telephone/data wiring;

                  o        Security system including computer;

                  o        All remaining kitchen equipment (as of 9/1/99):
                           refrigerators, ovens, racks, tables, etc.; and

                  o        All remaining cable trays

                                    EXHIBIT D
                               Operating Expenses


Operating Expenses shall include the following, without limitation:

         1. All expenses incurred by Landlord or Landlord's agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with the operation, repair, maintenance, cleaning, management and protection of the Property, including, without limitation, day and night supervisors, manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above; provided that, if any such employee is also employed on other property of Landlord, such compensation shall be suitably prorated among the Property and such other properties.

         2. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, replacement, maintenance, cleaning, repaving, management and protection of the Property or any portion thereof (excluding the cost to repair, maintain or replace the Structure of the Building which shall be conducted at Landlord's sole cost and expense other than New Law Work as defined in SECTION 7.2(a)), including without limitation, fees paid relating to facilities of the Fields Business Park and such matters as are required to comply with law, including without limitation, any New Law Work.

         3. The cost of replacements for tools and other similar equipment used in the repair, maintenance, cleaning and protection of the Property, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the Property and such other properties.

         4. Where the Property is managed by Landlord or an affiliate of Landlord, an annual sum equal to the amounts customarily charged by management firms in the metropolitan Boston area for similar properties, but in no event more than five percent (5%) of gross annual Rent hereunder (provided that if Tenant elects to perform the Exterior Work, then said management fee shall be reduced by 1% from the management fee that would be charged if Tenant were not performing such Exterior Work), whether or not actually paid, or where managed by other than Landlord or an affiliate thereof, the amounts accrued for management, together with, in either case, amounts accrued for legal and other professional fees relating to the Property, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the Property (Landlord agreeing to provide a letter as of the Commencement Date stating the management fee to be charged in the first Operating Year);

         5. Premiums for insurance against damage or loss to the Property from such hazards as Landlord shall determine, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

         6. If, during the Term of this Lease, Landlord shall make a capital expenditure to comply with law, including without limitation, any New Law Work, or to reduce the costs of operating the Property, the total cost of which is not properly includable in Operating Expenses for the Operating Year in which it was made, there shall nevertheless be included in such Operating Expenses for the Operating Year in which it was made and in Operating Expenses for each succeeding Operating Year the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure PLUS an interest factor, reasonably determined by Landlord, as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Property is located, by the number of years of useful life of the capital expenditure; and the useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure. Notwithstanding the foregoing, with respect to capital expenditures intended to reduce the cost of operating the Property, the amount chargeable to Tenant hereunder shall not exceed the amount of the actual reduction in the cost of operating the Property resulting from the capital expenditure in each operating Year or as otherwise agreed in writing by Landlord and Tenant.

         7. Costs for electricity, water and sewer use charges, gas and other utilities supplied to the Property and not paid for directly by tenants.

         8. Betterment assessments, provided the same are apportioned equally over the longest period permitted by law, and to the extent, if any, not included in Taxes.

         9. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the Property.

         Notwithstanding anything to the contrary set forth in the Lease, Operating Expenses shall not include the following:

         (i) Any ground or underlying lease rental;

         (ii) Bad debt expenses and interest, principal, points and fees on debts or amortization on any mortgage or other debt instrument encumbering the Building or the Land;

         (iii) Costs incurred by Landlord to the extent that Landlord is reimbursed by insurance proceeds or is otherwise reimbursed;

         (iv) Depreciation, amortization and interest payments, except (1) on equipment, materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life and (2) as set forth in Paragraph 6 above;

         (v) Advertising and promotional expenditures, and costs of acquisition and maintenance of signs in or on the Building identifying the owner of the Building;

         (vi) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged directly;

         (vii) Management fees paid or charged by Landlord in connection with the management of the Building to the extent such management fee is in excess of the amount set forth in the Lease;

         (viii) Salaries and other benefits paid to the employees of Landlord to the extent attributable to personnel above the level of Building manager;

         (ix) Amounts paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Building to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

         (x) Landlord's general corporate overhead and general and administrative expenses;

         (xi) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

         (xii) Costs arising from Landlord's charitable or political contributions;

         (xiii) Costs arising from latent defects or repair thereof;

         (xix) Costs for sculpture, paintings or other objects of art, except for repair/replacement with objects of similar quality of those items currently located at the Property; and

         (xxi) Costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building, including accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building, costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants, but the foregoing shall not limit the amount charged pursuant to Paragraph 4 of this EXHIBIT D.

         All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law without interest, penalty or other additional cost and not included as Operating Expenses except in the year in which the assessment or premium installment is actually paid.

                                    EXHIBIT E
                        Rules and Regulations of Building


The following regulations are generally applicable:

1. The public sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant (except as necessary for deliveries) or used for any purpose other than ingress and egress to and from the Premises.

2. No awnings, curtains, blinds, shades, screens or other projections shall be attached to or hung in, or used in connection with, any window of the Premises or any outside wall of the Building. Such awnings, curtains. blinds, shades, screens or other projections must be of a quality, type, design and color, and attached in the manner, approved by Landlord.

3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules.

4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids or like substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant.

5. Tenant shall not use the Premises or any part thereof or permit the Premises or any part thereof to be used for manufacturing. Tenant shall not use the Premises or any part thereof or permit the Premises or any part thereof to be used as a public employment bureau or for the sale of property of any kind at auction, except in connection with Tenant's business.

6. Tenant must, upon the termination of its tenancy, return to the Landlord all locks, cylinders and keys to offices and toilet rooms of the Premises.

7. No vehicles (other than bicycles) or animals of any kind shall be brought into or kept in or about the Premises.

8. No tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or any neighboring building or premises or those having business with them whether by use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows or skylights or down the passageways.

9. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

10. No smoking shall be permitted in the Premises or the Building. Smoking shall only be permitted in smoking areas outside of the Building which have been designated by the Landlord.

11. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing draperies when the sun's rays fall directly on windows of the Premises.

12. Tenant shall comply with all rules and regulations of the industrial Fields Business Park.

13. The rules and regulations set forth in ATTACHMENT I to this Exhibit, which is by this reference made a part hereof, are applicable to any Alterations being undertaken by or for Tenant in the Premises pursuant to SECTION 5.2 of the Lease:

                            Attachment I to Exhibit E
                  Rules and Regulations for Tenant Alterations
                  --------------------------------------------

A.       GENERAL

         1. All Alterations made by Tenant in, to or about the Premises shall be made in accordance with the requirements of this Exhibit and by contractors or mechanics approved by Landlord.

         2. Tenant shall, prior to the commencement of any work, submit for Landlord's written approval, complete plans for the Alterations, with full details and specifications for all of the Alterations, in compliance with Section D below.

         3. Alterations must comply with the Building Code applicable to the Property and the requirements, rules and regulations and any other governmental agencies having jurisdiction.

         4. No work shall be permitted to commence before Tenant obtains and furnishes to Landlord copies of all necessary licenses and permits from all governmental authorities having jurisdiction.

         5. All demolition, removals or other categories of work that may inconvenience other tenants or disturb Building operations, must be scheduled and performed before or after normal business hours, and Tenant shall provide Agent with at least 24 hours' notice prior to proceeding with such work.

         6. All inquiries, submissions, approvals and all other matters shall be processed through Agent.

         7. All work, if performed by a contractor or subcontractor, shall be subject to reasonable supervision and inspection by Landlord's representative. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection.

B.       PRIOR TO COMMENCEMENT OF WORK

         1. Tenant shall submit to the Building manager a request to perform the work. The request shall include the following enclosures:

                  (a) A list of Tenant's contractors and/or subcontractors for Landlord's approval.

                  (b) Four complete sets of plans and specifications properly stamped by a registered architect or professional engineer.


                              Attachment I to E-1

                  (c)      A properly executed building permit application form.

                  (d) Four executed copies of the Insurance Requirements Agreement in the form attached to this Exhibit as ATTACHMENT II and made a part hereof from Tenant's contractor and, if requested by Landlord, from the contractor's subcontractors.

                  (e) Contractor's and subcontractor's insurance certificates, including an indemnity in accordance with the Insurance Requirements Agreement.

         2. Landlord will return the following to Tenant:

                  (a) Two sets of plans approved or a disapproved with specific comments as to the reasons therefor (such approval or comments shall not constitute a waiver of approval of governmental authorities).

                  (b) Two fully executed copies of the Insurance Requirements Agreement.

         3. Landlord's approval of the plans, drawings, specifications or other submissions in respect of any Alterations shall create no liability or responsibility on the part of Landlord for their completeness, design sufficiency or compliance with requirements of any applicable laws, rules or regulations of any governmental or quasi-governmental agency, board or authority.

         4. Tenant shall obtain a building permit from the Building Department and necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original permit on the Premises prior to the commencement of any work.

C.       REQUIREMENTS AND PROCEDURES

         1. All structural and floor loading requirements of Tenant shall be subject to the prior approval of Landlord's structural engineer at Tenant's sole cost and expense.

         2. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers and all mechanical and electrical work shall be performed by contractors who are engaged by Landlord in constructing, operating or maintaining the Building. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

         3. No material or equipment shall be carried under or on top of elevators.


                              Attachment I to E-2

         4. If shutdown of risers and mains for electrical, life safety system, HVAC, sprinkler and plumbing work is required, such work shall be supervised by Landlord's representative. No work will be performed in Building mechanical equipment rooms without Landlord's approval and under Landlord's supervision.

         5. Tenant's contractor shall:

                  (a) have a superintendent or foreman on the Premises at all times;

                  (b) police the job at all times, continually keeping the Premises orderly;

                  (c) maintain cleanliness and protection of all areas, including elevators and lobbies.

                  (d) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

                  (e) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air conditioning system; and

         6. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for corrective work.

         7. All equipment and installations must be equal to the standards generally in effect with respect to the remainder of the Building. Any deviation from such standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord.

         8. A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

         9. Upon completion of the Alterations, Tenant shall submit to Landlord a permanent certificate of occupancy and final approval by the other governmental agencies having jurisdiction.

         10. Tenant shall submit to Landlord a final "as-built" set of drawings showing all items of the Alterations in full detail, in both hard copy and electronic form.

         11. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.

D.       STANDARDS FOR PLANS AND SPECIFICATIONS.


                              Attachment I to E-3

         Whenever Tenant shall be required by the terms of the Lease (including this Exhibit) to submit plans to Landlord in connection with any Alterations, such plans shall include at least the following:

         1. Floor plan indicating location of partitions and doors (details required of partition and door types).

         2. Location of standard electrical convenience outlets and telephone outlets.

         3. Location and details of special electrical outlets; E.G., photocopiers, etc.

         4. Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

         5. Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

         6. Location and specifications of floor covering, paint or paneling with paint colors referenced to standard color system.

         7. Finish schedule plan indicating wall covering, paint, or paneling with paint colors referenced to standard color system.

         8. Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

         9. Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc.
Keying schedule is required.

         10. Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.)

         11. Location and weights of storage files.

         12. Location of any special soundproofing requirements.

         13. Location and details of special floor areas exceeding 50 pounds of live load per square foot.

         14. All structural, mechanical, plumbing and electrical drawings, to be prepared by the base building consulting engineers, necessary to complete the Premises in accordance with Tenant's Plans.

         15. All drawings to be uniform size (30" x 46") and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8" = 1' or larger.


                              Attachment I to E-4

         16. All drawings shall be stamped by an architect (or, where applicable, an engineer) licensed in the jurisdiction in which the Property is located and without limiting the foregoing, shall be sufficient in all respects for submission to applicable authorization in connection with a building permit application.









                              Attachment I to E-5

                           Attachment II to Exhibit E
                       Contractor's Insurance Requirements
                       -----------------------------------


Building:         2 Federal Street, Billerica, Massachusetts

Landlord:         BCIA New England Holdings LLC

Tenant:           Silverstream Software, Inc.

         The undersigned contractor or subcontractor ("CONTRACTOR") has been hired by the tenant named above (hereinafter called "TENANT") of the Premises named above (or by Tenant's contractor) to perform certain work ("WORK") for Tenant in the Premises identified above. Contractor and Tenant have requested the landlord named above ("LANDLORD") to grant Contractor access to the Premises and its facilities in connection with the performance of the Work, and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

         1. Contractor agrees to indemnify and save harmless Landlord and its respective officers, employees and agents and their affiliates, subsidiaries and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, bodily injury (including death at any time resulting therefrom) and loss of or damage to property, including consequential damages, whether such injuries to person or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law (and any such prohibition shall not void this Agreement but shall be applied only to the minimum extent required by law).

         2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

                  (1) Workmen's Compensation and Employers, Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability Insurance.

                  (2) Comprehensive General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

                           Personal Injury:

                           $3,000,000 per person
                           $10,000,000 per


                              Attachment II to E-1
                           occurrence

                           Property Damage:
                           $3,000,000 per occurrence $3,000,000 aggregate

                  (3) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
Work) for not less than the following limits:

                           Bodily Injury:
                           $1,000,000 per person
                           $1,000,000 per occurrence

                           Property Damage:
                           $1,000,000 per occurrence

         Contractor shall furnish a certificate from its insurance carrier or carriers to the Premises office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

         3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

                  (1) Comprehensive General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

                  (2) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the
Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

         Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

         Agreed to and executed this day of __________________, 19__.

                                              Contractor:

                                              By:_______________________________


                              Attachment II to E-2

                                              By:_______________________________


                                              By:_______________________________






                              Attachment II to E-3

                                    EXHIBIT F
                  Appraisers' Determination of Fair Market Rent

           The term "APPRAISERS' DETERMINATION" refers to the following procedures and requirements:

For the purpose of fixing the Fair Market Rent for the Extension Term, Landlord and Tenant shall agree upon an appraiser who shall be a member of the M.A.I. or A.S.R.E.C. (or successor professional organizations) and shall have at least ten
(10) years experience appraising rental values of property in the metropolitan Boston market area.

If Landlord and Tenant are not able to agree upon an appraiser by the date which is ten (10) days after an Impasse, as defined in SECTION 1.1 (the "APPRAISER SELECTION DEADLINE"), each of Landlord and Tenant shall, within ten (10) additional days, that is, by the date which is twenty (20) days after an Impasse, select an appraiser with the foregoing qualifications whereupon each of said appraisers shall, within five (5) days of their selection hereunder, select a third appraiser with the foregoing qualifications. The Fair Market Rent for the Extension Term shall thereafter be determined to be the amount equal to the average of the two appraisals which are closest in dollar amount to each other except that if all three appraisals are apart in equal amounts, then the appraisal which falls in the middle shall be the Fair Market Rent for the Extension Term. If either party fails to select an appraiser by the Appraiser Selection Deadline, then the appraiser selected by the other party, if selected by the Appraiser Selection Deadline, shall be the sole appraiser. Landlord and Tenant shall share equally the expense of any and all appraisers. The appraiser(s) shall be obligated to make a determination of Fair Market Rent within thirty (30) days of the appointment of either the single appraiser (if only one) and within thirty (30) days of the appointment of the third appraiser (if three are so appointed).

In determining the Fair Market Rent for the Extension Term, the appraisers shall utilize customary appraisal methods.

The appraisers shall not have the right to modify any provision of this Lease and shall only determine the Fair Market Rent which shall constitute the Basic Rent under this Lease for the Extension Term.

                                    EXHIBIT G
         Form of Subordination, Non-Disturbance and Attornment Agreement


                         SUBORDINATION, NON-DISTURBANCE,
                            AND ATTORNMENT AGREEMENT


         THIS AGREEMENT is made and entered into as of the ___________ day of ________________ , 199_, by and between General Electric Capital Corporation, a New York corporation ("MORTGAGEE"), and ______________________________, a
______________________________ ("LESSEE").

                                R E C I T A L S:

         A. Mortgagee is making a loan of up to $ ______________ (the "LOAN") to ______________________________, a ______________________________ ("BORROWER"),
secured by the Borrower's interest in the real property described in EXHIBIT A attached hereto and incorporated herein by reference (said real property and improvements being herein called the "Project"), such Loan being secured by a Deed of Trust and Security Agreement dated ______________________________ (the "MORTGAGE"), constituting a lien or encumbrance on the Project; and

         B. Lessee is the holder of a leasehold estate in and to ______________________________ of ______________________________ of the Project,
consisting of approximately ______________ usable square feet of space (the "DEMISED PREMISES"), under that Lease Agreement (the "LEASE") dated ______________, executed by Borrower, as Landlord (Borrower being sometimes hereinafter called "LESSOR"), and Lessee, as Tenant; and

         C. Lessee and Mortgagee desire to confirm their understandings with respect to the Lease and the Mortgage.

                               A G R E E M E N T:

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, Lessee and Mortgagee agree and covenant as follows:

                  1. NON-DISTURBANCE. Mortgagee agrees that it will not disturb the possession of Lessee under the Lease and will recognize and honor all of Tenant's rights under the Lease upon any judicial or non-judicial foreclosure of the Mortgage or upon acquiring title to the Project by deed-in-lieu of foreclosure, or otherwise, if the Lease is in full force and effect and Lessee is not then in default under the Lease, and that Mortgagee will accept the attornment of Lessee thereafter so long as Lessee is not in default under the Lease.

                  2. ATTORNMENT. If the interests of Lessor in and to the Demised Premises are owned by Mortgagee by reason of any deed-in-lieu of foreclosure, judicial foreclosure, sale pursuant to any power of sale or other proceedings brought by it or by any other manner, including, but not limited to, Mortgagee's exercise of its rights under any assignment of leases and rents, and Mortgagee succeeds to the interest of Lessor under the Lease, Lessee shall be bound to Mortgagee under all of the terms, covenants and conditions of the Lease for the balance of the term thereof remaining and any extension thereof duly exercised by Lessee with the same force and effect as if Mortgagee were the Lessor under the Lease; and Lessee does hereby attorn to Mortgagee, as its lessor, said attornment to be effective and self-operative, without the execution of any further instruments on the part of any of the parties hereto, immediately upon Mortgagee's succeeding to the interest of Lessor under the Lease; provided, however, that Lessee shall be under no obligation to pay rent to Mortgagee until Lessee receives written notice from Mortgagee that Mortgagee has succeeded to the interest of the Lessor under the Lease or otherwise has the right to receive such rents. The respective rights and obligations of Lessee and Mortgagee upon such attornment, to the extent of the then remaining balance of the term of the Lease, shall be and are the same as now set forth therein, it being the intention of the parties hereto for this purpose to incorporate the Lease in this Agreement by reference, with the same force and effect as if set forth in full herein.

                  3. MORTGAGEE'S OBLIGATIONS. If Mortgagee shall succeed to the interest of Lessor under the Lease, Mortgagee, subject to the last sentence of this Paragraph 3, shall be bound to Lessee under all of the terms, covenants and conditions of the Lease; provided, however, that Mortgagee shall not be:

                           (a) Liable for any act or omission of any prior lessor (including Lessor); or

                           (b) Subject to the offsets or defenses which Lessee might have against any prior lessor (including Lessor); or

                           (c) Bound by any rent or additional rent or advance rent which Lessee might have paid for more than the current month to any prior lessor (including Lessor), and all such rent shall remain due and owing, notwithstanding such advance payment; or

                           (d) Bound by the $300,000 Letter of Credit held as a Security Deposit by Landlord or by any other security or advance rental deposit made by Lessee which is not delivered or paid over to Mortgagee and with respect to which Lessee shall look solely to Lessor for refund or reimbursement;

                           (e) Bound by any termination, amendment or modification of the Lease made without its consent and written approval;

                           (f) Liable under any warranty of construction contained in the Lease or any implied warranty of construction; or

                           (g) Liable for the performance or completion of any construction obligations under the Lease or for any loan or contribution or rent concession towards construction of the Demised Premises pursuant to the Lease.

Neither General Electric Capital Corporation nor any other party who from time to time shall be included in the definition of Mortgagee hereunder, shall have any liability or responsibility under or pursuant to the terms of this Agreement after it ceases to own an interest in the Project. Nothing in this Agreement shall be construed to require Mortgagee to see to the application of the proceeds of the Loan, and Lessee's agreements set forth herein shall not be impaired on account of any modification of the documents evidencing and securing the Loan. Lessee acknowledges that Mortgagee is obligated only to Borrower to make the Loan only upon the terms and subject to the conditions set forth in the Loan Agreement between Mortgagee and Borrower pertaining to the Loan. In no event shall Mortgagee or any purchaser of the Project at foreclosure sale or any grantee of the Project named in a deed-in-lieu of foreclosure, nor any heir, legal representative, successor, or assignee of Mortgagee or any such purchaser or grantee (collectively the Mortgagee, such purchaser, grantee, heir, legal representative, successor or assignee, the "Subsequent Landlord") have any personal liability for the obligations of Lessor under the Lease and should the Subsequent Landlord succeed to the interests of the Lessor under the Lease, Tenant shall look only to the estate and property of any such Subsequent Landlord in the Project for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money in the event of any default by any Subsequent Landlord as landlord under the Lease, and no other property or assets of any Subsequent Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to the Lease; provided, however, that the Lessee may exercise any other right or remedy provided thereby or by law in the event of any failure by Lessor to perform any such material obligation.

                  4. SUBORDINATION. The Lease and all rights of Lessee thereunder are subject and subordinate to the lien and the terms of the Mortgage and to any deeds of trust, mortgages, ground leases or other instruments of security which do now or may hereafter cover the Project or any interest of Lessor therein (collectively, the "Prior Encumbrances") and to any and all advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions of the Mortgage or of any of the Prior Encumbrances. This provision is acknowledged by Lessee to be self-operative and no further instrument shall be required to effect such subordination of the Lease. Lessee shall, however, upon demand at any time or times execute, acknowledge and deliver to Mortgagee any and all instruments and certificates that in Mortgagee's judgment may be necessary or proper to confirm or evidence such subordination. If Lessee shall fail or neglect to execute, acknowledge and deliver any such instrument or certificate, Mortgagee may, in addition to any other remedies Mortgagee may have, as agent and attorney-in-fact of Lessee, execute, acknowledge and deliver the same and Lessee hereby irrevocably appoints Mortgagee as Lessee's agent and attorney-in-fact for such purpose. However, notwithstanding the generality of the foregoing provisions of this paragraph, Lessee agrees that Mortgagee shall have the right at any time to subordinate the

Mortgage, and any such other mortgagee or ground lessor shall have the right at any time to subordinate any such Prior Encumbrances, to the Lease on such terms and subject to such conditions as Mortgagee, or any such other mortgagee or ground lessor, may deem appropriate in its discretion.

                  5. NEW LEASE. Upon the written request of either Mortgagee or Lessee to the other given at the time of any foreclosure, trustee's sale or conveyance in lieu thereof, the parties agree to execute a lease of the Demised Premises upon the same terms and conditions as the Lease between Lessor and Lessee, which lease shall cover any unexpired term of the Lease existing prior to such foreclosure, trustee's sale or conveyance in lieu of foreclosure.

                  6. NOTICE. Lessee agrees to give written notice to Mortgagee of any default by Lessor or Borrower under the Lease not less than thirty (30) days prior to terminating the Lease or exercising any other right or remedy thereunder or provided by law. Lessee further agrees that it shall not terminate the Lease or exercise any such right or remedy provided such default is cured within such thirty (30) days; provided, however, that if such default cannot by its nature be cured within thirty (30) days, then Lessee shall not terminate the Lease or exercise any such right or remedy, provided the curing of such default is commenced within such thirty (30) days and is diligently prosecuted thereafter. Such notices shall be delivered by certified mail, return receipt requested to:

                           General Electric Capital Corporation
                           c/o GE Capital Asset Management Corporation
                           North Sam Houston Parkway East, Suite 1200
                           Houston, Texas 77060
                           Attention:  Robert H. Hayes

                           and

                           General Electric Capital Corporation
                           Long Ridge Road
                           Stamford, Connecticut 06927
                           Attention:  Vice President, Securitizations

                  7. MORTGAGEE. The term "Mortgagee" shall be deemed to include General Electric Capital Corporation and any of its successors and assigns, including anyone who shall have succeeded to Lessor's interest in and to the Lease and the Project by, through or under judicial foreclosure or sale under any power or other proceedings brought pursuant to the Mortgage, or deed in lieu of such foreclosure or proceedings, or otherwise.

                  8. ESTOPPEL. Lessee hereby certifies, represents and warrants to Mortgagee that:

                           (a) That the Lease is a valid lease and in full force and effect. That to Lessee's knowledge, there is no existing default in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default;

                           (b) That the Lease has not be amended, modified, supplemented, extended, renewed or assigned, and represents the entire agreement of the parties;

                           (c) That, except as provided in the Lease, Lessee is entitled to no rent concessions or abatements;

                           (d) That Lessee shall not pay rental under the Lease for more than one (1) month in advance. Lessee agrees that Lessee shall, upon written notice by Mortgagee, pay to Mortgagee, when due, all rental under the Lease;

                           (e) That all obligations and conditions under the Lease to be performed to date have been satisfied, free of defenses and set-offs;

                           (f) That Landlord has not yet provided and is obligated to provide a Landlord Contribution of $600,000 pursuant to
         SECTION 4.2 of the Lease and is obligated to deliver the Premises in a certain condition as described in SECTION 4.2(c) and 7.1 of the Lease; and

                           (g) That Lessee has not received written notice of any claim, litigation or proceedings, pending or threatened, against or relating to Lessee, or with respect to the Demised Premises which would affect its performance under the Lease. Lessee has not received written notice of any violations of any federal, state, county or municipal statutes, laws, codes, ordinances, rules, regulations, orders, decrees or directives relating to the use or condition of the Demised Premises or Lessee's operations thereon.

                  9. MODIFICATION AND SUCCESSORS. This Agreement may not be modified orally or in any manner other than by an agreement, in writing, signed by the parties hereto and their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors and assigns.

                  10. COUNTERPARTS. This Agreement may be executed in several counterparts, and all so executed shall constitute one agreement, binding on all parties hereto, notwithstanding that all parties are not signatories to the original or the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

MORTGAGEE:                            GENERAL ELECTRIC CAPITAL
                                        CORPORATION,
                                        a New York corporation



                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:



LESSEE:                               SILVERSTREAM SOFTWARE, INC.,
                                        a Delaware corporation



                                      By:
                                         -----------------------------------
                                      Name:
                                      Title:

STATE OF ______________ss.
                       ss.

COUNTY OF _____________

         This instrument was acknowledged before me on this ___________ day of _______________, 199_, by ______________________________,
__________________________________ of ________________________________, a
______________________________, on behalf of said corporation.


(SEAL)                             -------------------------------------------
                                      Notary Public in and for
                                      the State of __________


                                      ----------------------------------------
                                      Print name of notary


                                      My Commission Expires:
                                                            ------------------



STATE OF ______________ss.
                       ss.

COUNTY OF _____________

         This instrument was acknowledged before me on this ___________ day of _______________, 199_, by ______________________________,
__________________________________ of ________________________________, a
______________________________, on behalf of said corporation.


(SEAL)                             -------------------------------------------
                                      Notary Public in and for
                                      the State of __________


                                      ----------------------------------------
                                      Print name of notary


                                      My Commission Expires:
                                                            ------------------

                                    EXHIBIT H
                            Form of Letter of Credit



                                                         ______________, 1999

________________________
________________________
________________________
________________________

         Re:  Letter of Credit No.:
              -----------------------------

Gentlemen:

         We hereby establish our Irrevocable and Transferable Letter of Credit in your favor by order and for the account of _______________________________, for a sum not exceeding ____________________________ Dollars United States Currency ($________) available by your sight draft on us accompanied by:

         A letter (the "Letter") purportedly signed by an officer of ______________________ (together with its successors and assigns, the "Beneficiary") to the effect that a default by the Tenant in the payment or performance of its obligations under the Lease has occurred and such default has not been cured within the applicable grace period, if any.

         Partial drawings are permitted under this Irrevocable Letter of Credit.

         Each draft drawn hereunder must be marked "Drawn under _____________________ Bank, Credit No. _________________, dated
         _____________".

         We engage with you that a draft accompanied by the Letter shall be duly honored by us simultaneously upon the presentation thereof at our office at _____________________________ at any time on or before the expiration of the Term of the Lease.

         This Letter of Credit is transferable solely on the condition that:

                  The Beneficiary proposing to transfer furnishes to us a request for transfer in writing and the original of this Letter of Credit for appropriate endorsement. When transferred in accordance with these provisions, the draft and the accompanying Letter may be executed only by the transferee.

_____________________

_______________, 1999
Page 2


         This Letter of Credit is subject to Article 5 of the Massachusetts Uniform Commercial Code and where not inconsistent therewith to the Uniform Customs and Practices for Documentary Credits (1983 Revision), International Chamber of Commerce, Paris, France, Publication 400.

                                 Very truly yours,

                                 _________________________ Bank


                                 By: ______________________________
                                         _________________, Its ________________
                                         Hereunto duly authorized

                                    EXHIBIT I

                             Form of Notice of Lease




         Pursuant to Massachusetts General Laws, Chapter 183, Section 4, notice is hereby given of the following Lease:


Landlord:         BCIA New England Holdings LLC, a Delaware limited liability company, having a principal place of business at c/o Boston
                  Capital Institutional Advisors LLC, One Boston Place, Boston,
                  Massachusetts 02108.


Tenant: Silverstream Software, Inc., a _____________________ corporation, having its principal office at 2 Federal Street, Billerica, Massachusetts.


Date of
Lease:            ____________, 1999.

Description
of
Leased
Premises:         The land located in Billerica, Massachusetts, together with the two-story building located thereon, commonly known and numbered as 2 Federal Street.

Term of
Lease:            Six (6) years

Extension
Option:           One (1) option to renew for a term of five (5) years


         This instrument is executed as notice of the aforesaid Lease and is not intended, nor shall it be deemed, to vary or govern the interpretation of the terms and conditions thereof.

          EXECUTED as a sealed instrument this _____ day of _____________, 1999.


                                LANDLORD:

                                BCIA NEW ENGLAND HOLDINGS LLC, a Delaware limited liability company

                                By: BCIA NEW ENGLAND HOLDINGS MASTER LLC, a
                                    Delaware limited liability company, its
                                    Manager

                                    By: BCIA NEW ENGLAND HOLDINGS MANAGER LLC, a
                                        Delaware limited liability company, its
                                        Manager

                                        By: BCIA NEW ENGLAND HOLDINGS MANAGER
                                            CORP., a Delaware corporation, its
                                            Manager


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                TENANT:

                                SILVERSTREAM SOFTWARE, INC.

                                By:
                                   ---------------------------------
                                Name:
                                     -------------------------------
                                Title:
                                      ------------------------------

STATE OF ______________ss.
                       ss.

COUNTY OF _____________

         This instrument was acknowledged before me on this ___________ day of _______________, 199_, by ______________________________,
__________________________________ of ________________________________, a
______________________________, on behalf of said corporation.


(SEAL)                             -------------------------------------------
                                      Notary Public in and for
                                      the State of __________


                                      ----------------------------------------
                                      Print name of notary


                                      My Commission Expires:
                                                            ------------------



STATE OF ______________ss.
                       ss.

COUNTY OF _____________

         This instrument was acknowledged before me on this ___________ day of _______________, 199_, by ______________________________,
__________________________________ of ________________________________, a
______________________________, on behalf of said corporation.


(SEAL)                             -------------------------------------------
                                      Notary Public in and for
                                      the State of __________


                                      ----------------------------------------
                                      Print name of notary


                                      My Commission Expires:
                                                            ------------------